                            SCHEDULE 14A INFORMATION

                   PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

     Filed by the Registrant [X]
     Filed by a party other than the Registrant [ ]
     Check the appropriate box:

     [ ] Preliminary Proxy Statement       [ ] Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))

     [X] Definitive Proxy Statement
     [ ] Definitive Additional Materials
     [ ] Soliciting Material Pursuant to 240.14a-11(C) or 240.14a-12

                             PEGASUS SYSTEMS, INC.
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               (Names of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
     [X] No fee required.
     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of the transaction:

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     (5) Total fee paid:

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     [ ] Fee previously paid with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:
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     (2) Form, Schedule or Registration Statement No.:
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     (3) Filing Party:
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     (4) Date Filed:
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

                                [PASTE UP LOGO]

                    3811 TURTLE CREEK BOULEVARD, SUITE 1100
                              DALLAS, TEXAS 75219

                             ---------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 5, 1998
                             ---------------------

To the Stockholders of
PEGASUS SYSTEMS, INC.

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Pegasus Systems, Inc., a Delaware corporation (the "Company"), will be held in the Salon Rooms A and B of the Crescent Hotel, Dallas, Texas, on Tuesday, May, 5, 1998, at 10:00 a.m., Dallas, Texas time, for the following purposes:

          1. To elect three Class I directors to hold office for a term of three years or until their respective successors are elected and qualified;

          2. To approve an amendment to the Company's Second Amended and Restated Certificate of Incorporation that decreases the number of authorized shares of common stock, $.01 par value per share (the "Common Stock"), from 100 million to 50 million;

          3. To approve amendments to the 1997 Stock Option Plan that increase the number of shares of Common Stock reserved for issuance under the Plan and that provide for grants of options to the Company's non-employee directors;

          4. To approve the adoption of the 1997 Employee Stock Purchase Plan;
     and

          5. To transact such other business as properly may come before the meeting or any adjournment thereof.

     The close of business on March 25, 1998 has been fixed by the Board of Directors as the record date for the Annual Meeting. Only stockholders of record on that date will be entitled to notice of and to vote at the Annual Meeting or any adjournment thereof, notwithstanding transfer of any stock on the books of the Company after such record date. The stock transfer books will not be closed.

     A Proxy Statement, form of Proxy and copy of the Annual Report on the Company's operations during the fiscal year ended December 31, 1997 accompany this notice.

     It is important that your shares be represented at the Annual Meeting. If you do not expect to attend in person, please sign and date the form of Proxy and return it in the enclosed envelope. The form of Proxy is enclosed in the mailing envelope in which this Proxy Statement is contained. Stockholders who attend the Annual Meeting may revoke their proxies and vote in person if they desire.

                                            By Order of the Board of Directors

                                            RIC L. FLOYD,
                                            Secretary


March 30, 1998

                                [PASTE UP LOGO]

                    3811 TURTLE CREEK BOULEVARD, SUITE 1100
                              DALLAS, TEXAS 75219

                                PROXY STATEMENT

                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 5, 1998

                            SOLICITATION OF PROXIES


     This Proxy Statement is furnished to stockholders of Pegasus Systems, Inc., a Delaware corporation (the "Company" or "Pegasus"), in connection with the solicitation of proxies by the Board of Directors to be voted at the Annual Meeting of Stockholders of the Company to be held in the Salon Rooms A and B of the Crescent Hotel, Dallas, Texas, on Tuesday, May, 5, 1998, at 10:00 a.m., Dallas, Texas time, or at any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. References herein to the "Company" include Pegasus' predecessors and consolidated subsidiaries, unless the context otherwise requires.


     This Proxy Statement and form of Proxy are being mailed to stockholders on or about April 6, 1998. If the enclosed form of Proxy is executed and returned, it may nevertheless be revoked by the stockholder at any time by filing with the Secretary of the Company a written revocation or a duly executed Proxy bearing a later date. A stockholder who attends the meeting in person may revoke his or her Proxy at that time and vote in person if so desired. All proxies duly signed, dated, and returned will be voted as specified therein, but unless otherwise specified, will be deemed to grant authority to vote:

          (1) FOR the election of the three nominees listed under "Election of Directors" as nominees of the Company for election as directors;


          (2) FOR the amendment to the Company's Second Amended and Restated Certificate of Incorporation (the "Certificate") that decreases the number of authorized shares of common stock, $.01 par value per share (the "Common Stock"), from 100 million to 50 million;



          (3) FOR the amendments to the 1997 Stock Option Plan that increase the number of shares of Common Stock reserved for issuance under the Plan and that provide for grants of options to the Company's non-employee directors;


          (4) FOR the adoption of the 1997 Employee Stock Purchase Plan; and

          (5) at the discretion of the persons named in the enclosed form of Proxy, on any other matter that may properly come before the meeting or any adjournment thereof.

     The enclosed Proxy is solicited by and on behalf of the Board of Directors of the Company. The Company is unaware of any additional matters not set forth in the Notice of Annual Meeting of Stockholders that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting and presented for a vote of the stockholders, the persons named in the Proxy will vote in accordance with their best judgment upon such matters, unless otherwise restricted by law.

     The cost of solicitation of proxies will be borne by the Company. The Company has engaged American Securities Transfer & Trust, Inc. ("ASTT") to solicit proxies from beneficial owners of shares standing in the name of brokers and other nominees. The Company has agreed to pay ASTT an estimated $5,000 for ASTT's fee and the amount of ASTT's expenses for such service. In addition to the use of the mails, proxies may also be solicited by personal interview, facsimile transmission, and telephone by directors, officers, employees, and agents of the Company. The Company will also supply brokers, nominees or other custodians with the numbers of Proxy forms, Proxy Statements, and Annual Reports they may require for forwarding to beneficial owners, and the Company will reimburse such persons for their expense in so doing.

                OUTSTANDING CAPITAL STOCK AND STOCK OWNERSHIP OF
                     DIRECTORS, CERTAIN EXECUTIVE OFFICERS
                           AND PRINCIPAL STOCKHOLDERS


     The record date for the determination of the stockholders entitled to notice of and to vote at the Annual Meeting has been established by the Board of Directors as the close of business on March 25, 1998. As of the record date, the Company had issued and outstanding and entitled to vote at the Annual Meeting 10,484,654 shares of Common Stock.


     The following table sets forth information as of February 28, 1998, regarding the beneficial ownership of the Company's Common Stock (i) by each person or group known by management of the Company to own more than five percent of the outstanding shares of Common Stock of the Company, (ii) by each of the Company's executive officers named in the Summary Compensation Table under "Executive Compensation and Other Matters", (iii) by each of the Company's directors and nominees, and (iv) by all of its directors and executive officers as a group.


                                                              SHARES BENEFICIALLY
                                                                    OWNED(1)
                                                              --------------------
            NAME                                               NUMBER      PERCENT
            ----                                              ---------    -------
The TCW Group, Inc.(2)......................................  1,026,719      9.8%
Entities affiliated with Trident Capital(3).................    848,497      8.1
FMR Corp.(4)................................................    716,400      6.8
John F. Davis, III(5).......................................    225,500      2.1
Joseph W. Nicholson(5)......................................    102,750      1.0
Phillip A. Mytom-Hart.......................................     28,325        *
Jerome L. Galant(5).........................................     21,111        *
Michael R. Donahue..........................................         --        *
John W. Biggs...............................................         --        *
Donald R. Dixon(3)..........................................         --        *
William C. Hammett, Jr......................................         --        *
I. Malcolm Highet...........................................         --        *
Rockwell A. Schnabel(3).....................................         --        *
Paul J. Travers.............................................         --        *
Mark C. Wells...............................................         --        *
Bruce Wolff.................................................         --        *
Directors and executive officers as a group (13
  persons)(5)...............................................    377,686      3.5


---------------

 *  Less than 1%

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the "Commission") and generally includes voting or investment power with respect to securities. Except as indicated by footnote and subject to community property law where applicable, the Company believes, based on information furnished by such persons, that the persons named in the table above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them. Percentage of beneficial ownership is based on 10,475,531 shares of Common Stock outstanding as of February 28, 1998. In computing an individual's beneficial ownership, the number of shares of Common Stock subject to options held by that individual that are exercisable as of or within 60 days of February 28, 1998, beneficial shares are deemed outstanding. Such shares, however, are not deemed outstanding for the purpose of computing the beneficial ownership of any other person.

(2) Information obtained from a filing with the Commission. The address of The TCW Group, Inc. is 865 South Figueroa Street, Los Angeles, California 90017.


(3) Of the total shares indicated as beneficially owned by entities affiliated with Trident Capital, Information Associates, L.P. owns 825,461 shares and Information Associates, C.V. owns 23,036 shares. Information Associates, C.V. is a Netherlands Antilles limited partnership and Information Associates, L.P. is a Delaware limited partnership. The general partner of each of these entities is Trident Capital Management, L.L.C., a Delaware limited liability company ("Trident Capital"), the members of which include Donald R. Dixon and Rockwell A. Schnabel, who are current directors of the Company. The address of Trident Capital is 2480 Sand Hill Road, Suite 100, Menlo Park, California 94025.


(4) Information obtained from a filing with the Commission. The address of FMR Corporation is 82 Devonshire Street, Boston, Massachusetts 02109.


(5) Includes exercisable options held by Messrs. Davis, Nicholson, Galant, Mytom-Hart to purchase 125,000, 62,500, 68,889, and 4,925 shares of Common Stock, respectively, and options exercisable within 60 days of February 28, 1998 held by Messrs. Davis, Nicholson and Galant of 12,500, 6,250 and 2,222 shares of Common Stock, respectively.


                               QUORUM AND VOTING


     The presence, in person or by proxy, of the holders of a majority of the shares of outstanding Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. The affirmative vote of a plurality of the shares of outstanding Common Stock represented at the meeting and entitled to vote is required for the election of directors. The affirmative vote of a majority of the issued and outstanding shares of the Company's Common Stock is required for the Amendment of the Company's Certificate of Incorporation to decrease the number of authorized shares of Common Stock. Approval of the amendments to the 1997 Stock Option Plan and approval of the 1997 Employee Stock Purchase Plan will be decided by a majority of the shares of outstanding Common Stock represented at the meeting and entitled to vote. A holder of shares of Common Stock will be entitled to one vote per share of Common Stock as to each matter properly brought before the meeting. Cumulative voting is not permitted in the election of directors. Abstentions and broker non-votes are each included in the determination of the number of shares present at the meeting for purposes of determining a quorum. Abstentions and broker non-votes have no effect on determinations of plurality, except to the extent that they affect the total votes received by any particular candidate, and have the effect of negative votes on matters requiring approval of a specified percentage of the outstanding shares. For any other matter requiring approval of a specified percentage of the outstanding shares represented at the Annual Meeting and entitled to vote on such matter, abstentions will have the effect of negative votes but broker non-votes will have no effect since they are not treated as shares entitled to vote on such matter.


                                  PROPOSAL ONE

                             ELECTION OF DIRECTORS

     The Company's Certificate provides for classified directors with staggered terms. The Company currently has authorized nine directors. The terms of office of the Board of Directors are divided into three classes: Class I, which currently consists of Messrs. John W. Biggs, Donald R. Dixon and William C. Hammett, Jr. will expire at the Annual Meeting of Stockholders to be held on May 5, 1998; Class II, which consists of Messrs. I. Malcolm Highet, Mark C. Wells and Bruce Wolff, will expire at the Annual Meeting of Stockholders to be held in 1999; and Class III, which consists of Messrs. John F. Davis, III, Rockwell A. Schnabel and Paul J. Travers, will expire at the Annual Meeting of Stockholders to be held in 2000. At each annual meeting of stockholders beginning with the 1998 Annual Meeting, the successors to directors whose terms will then expire will be elected to serve from the time of election and qualification until the third annual meeting following election and until their successors have been duly elected and qualified, or until their earlier resignation or removal.

     At the Annual Meeting of Stockholders to be held on May 5, 1998, three directors will be elected for terms expiring at the Annual Meeting of Stockholders to be held in 2001 and until their respective successors are duly elected and qualified.

     Shares represented by Proxies returned duly executed will be voted, unless otherwise specified, in favor of the three nominees for the Board of Directors named below. The Proxies cannot be voted for more than three nominees. The nominees have indicated that they are able and willing to serve as directors. If any (or all) such persons should be unable to serve, the persons named in the enclosed Proxy will vote the shares covered thereby for such substitute nominee (or nominees) as the Board of Directors may select. Stockholders may withhold authority to vote for any nominee by marking the Proxy as indicated for such purpose on the form of Proxy.

NOMINEES FOR DIRECTORS


     ROBERT E. DIRKS, age 51, has served as Senior Vice President, Marketing for Hilton Hotels Corporation ("Hilton") since September 1994. From 1992 until assuming his current position, Mr. Dirks served as vice president of marketing for Hilton Hotels Corporation.


     WILLIAM C. HAMMETT, JR., age 51, has served as a Class I director and Vice Chairman of the Board of the Company since October 1995. Since September 1997, Mr. Hammett has served as President of DB&K Enterprises, Inc., a private investment company. From August 1996 through September 1997, Mr. Hammett served as Senior Vice President and Chief Financial Officer of La Quinta Inns, Inc. From June 1992 to August 1996, Mr. Hammett served as Senior Vice President, Accounting and Administration of La Quinta Inns, Inc.

     THOMAS O'TOOLE, age 40, has served as Vice President, Marketing for Hyatt Hotels Corporation since July 1995. From March 1993 through June 1995, Mr. O'Toole served as Vice President, Marketing for Renaissance Hotels International (Americas).

DIRECTORS CONTINUING IN OFFICE

     JOHN F. DAVIS, III, age 45, has served as the President and Chief Executive Officer of the Company since February 1989 and as a director of the Company since July 1995. Before joining the Company, Mr. Davis was the founder, President and director of Advanced Telemarketing Company, a provider of inbound and outbound telemarketing services. He was also one of the founders of 1-800-Flowers, Limited, a company offering quality floral arrangements by telephone.

     I. MALCOLM HIGHET, age 46, has served as a director of the Company since October 1995. Mr. Highet has served as Executive Vice President, Corporate Development for Reed Elsevier Inc. since October 1996. From 1989 through October 1996, Mr. Highet served as Chief Financial Officer and later as Chief Operations Officer for a major division of Reed Elsevier Inc. Mr. Highet serves on the Board of Directors for Reed Elsevier Inc. and REZsolutions, Inc.

     ROCKWELL A. SCHNABEL, age 61, has served as a director of the Company since June 1996. Since 1993, Mr. Schnabel has been associated with Trident Capital, which he helped found. From 1989 to 1992, Mr. Schnabel served as acting Secretary of Commerce and the Deputy Secretary of Commerce during the Bush Administration. Mr. Schnabel serves on the Board of Directors of Cyprus Amax Minerals Company, International Game Technology, Inc., CSG Systems, Inc. and REZsolutions, Inc.

     PAUL J. TRAVERS, age 44, has served as a director and Chairman of the Board of the Company since October 1995. Since January 1998, Mr. Travers has served as the Chief Financial Officer of REZsolutions, Inc. From 1994 through December 1997, Mr. Travers served as the Senior Vice President, Property Management for Inter-Continental Hotels Corporation ("Inter-Continental"). From 1990 to 1994, Mr. Travers served as Vice President, Finance and Group Controller of Inter-Continental. Mr. Travers serves on the Board of Directors for REZsolutions, Inc.

     MARK C. WELLS, age 48, has served as a director of the Company since September 1996. Mr. Wells has served as Senior Vice President, Franchise Services for Promus Hotel Corporation ("Promus") since February 1996. From April 1995 to February 1996, Mr. Wells served as Senior Vice President, Marketing for Promus.

     BRUCE WOLFF, age 54, has served as a director of the Company since October 1995. Mr. Wolff has served as Vice President, Distribution Sales and Marketing for the lodging division of Marriott International, Inc. since 1986.

MEETINGS AND COMMITTEES OF BOARD OF DIRECTORS

     The Board of Directors held a total of six meetings in 1997. During 1997, each director attended at least seventy-five percent (75%) of all of the meetings held by the Board of Directors and each director attended all of the meetings held by committees of the Board on which he served. The Board of Directors has an Audit Committee, consisting of Messrs, Hammett, Highet and Travers and a Compensation Committee, consisting of Messrs. Biggs, Schnabel and Travers. The Board of Directors does not have a nominating committee.

     Audit Committee. The Audit Committee makes recommendations to the Board of Directors regarding the selection of independent auditors, reviews the results and scope of the audit and other accounting related services and reviews and evaluates the Company's internal control functions. The Audit Committee met three times during fiscal 1997.

     Compensation Committee. The Compensation Committee makes recommendations to the Board of Directors concerning salaries and incentive compensation for the Company's officers and employees and administers the Company's 1996 Stock Option Plan, 1997 Stock Option Plan and 1997 Employee Stock Purchase Plan. The Compensation Committee met three times during fiscal 1997.

                                  PROPOSAL TWO

                  PROPOSAL TO DECREASE AUTHORIZED COMMON STOCK


     The Certificate presently authorizes the issuance of a total of 100,000,000 shares of Common Stock, and 2,000,000 shares of Preferred Stock, $.01 par value per share (the "Preferred Stock"). On March 25, 1998, the record date of the Annual Meeting, 10,484,654 shares of Common Stock were issued and outstanding and no shares of Preferred Stock were issued and outstanding.


     On February 16, 1998, the Board of Directors adopted a resolution proposing and declaring the advisability of an amendment to the Certificate decreasing the number of authorized shares of Common Stock from 100,000,000 to 50,000,000. The Board of Directors directed that this proposed amendment to be considered at the 1998 Annual Meeting. The first paragraph of Article IV of the Certificate, as proposed to be amended, is set forth as follows:


          This Corporation is authorized to issue two classes of stock, designated "Common Stock" and "Preferred Stock". The total number of shares which this Corporation is authorized to issue is 52,000,000 shares. The number of shares of Common Stock which this Corporation is authorized to issue is 50,000,000 shares, par value $0.01 per share. The number of shares of Preferred Stock which this Corporation is authorized to issue is 2,000,000 shares, par value $0.01 per share, which shall initially be undesignated as to series.


     Approval of this amendment requires the favorable vote of the holders of a majority of all outstanding shares of the Company's Common Stock.

     The reduction in authorized shares of Common Stock will allow the Company to reduce certain franchise tax expenses. The Company is a Delaware corporation and is subject to an annual franchise tax payment under Delaware law. Delaware's annual franchise tax payment is calculated by one of two methods, the authorized number of shares method or the assumed capital (par and no-par) method. Between the two methods, the lesser tax is payable. Because of the size of the Company's total assets, the authorized shares is expected to reduce the amount of tax due as calculated by the authorized shares method.

     While the Company cannot predict the precise savings it will achieve each year, the franchise tax payable by the Company in 1998 provides an example of the available savings. Based on 102,000,000 authorized shares (the aggregate of authorized Common Stock and authorized Preferred Stock) the Company estimates its Delaware franchise tax liability to be approximately $109,000. Had the Company's proposed decrease in authorized shares been in effect, the Company's Delaware franchise tax liability would have been approximately $55,000, a savings of approximately $54,000. Although the Company cannot predict with absolute accuracy the savings it will realize in future years by decreasing the authorized Common Stock, it believes that the savings would be comparable to the above-mentioned savings.

     The Company's Board of Directors believes that, following approval of the reduction in the authorized shares of Common Stock, there will be sufficient authorized but unissued shares of Common Stock and Preferred Stock to provide the Company with the number of outstanding shares it will need in the future.

VOTE REQUIRED FOR APPROVAL

     The affirmative vote of a majority of the issued and outstanding shares of the Company's Common Stock is required for approval of this Proposal.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE AMENDMENT TO THE COMPANY'S CERTIFICATE DECREASING THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.

                                 PROPOSAL THREE

                  AMENDMENT OF THE PEGASUS SYSTEMS, INC. 1997
                               STOCK OPTION PLAN

     The Company's 1997 Stock Option Plan (the "1997 Plan") was adopted by the Board of Directors and stockholders on March 25, 1997. On September 23, 1997 and on February 16, 1997, the Board of Directors adopted the proposed amendments to the 1997 Plan, subject to stockholder approval, and directed that the proposed amendments be considered at the 1998 Annual Meeting. Under one of the amendments, the number of shares of Common Stock reserved for issuance under the 1997 Plan will be increased from 333,333 to 600,000. At February 28, 1998, 224,333 shares of Common Stock had been allocated for options previously issued under the 1997 Plan, leaving 109,000 shares of Common Stock available for future grant. The Board of Directors believes that the use of long term incentives based on the value of the Common Stock is helpful in attracting and retaining qualified key executives and other key employees and motivating such personnel to achieve long-range goals through providing compensation opportunities that are competitive with those offered by other corporations similar to the Company. The amendment to increase the number of shares reserved for issuance under the 1997 Plan has been proposed in order to enable the Company to continue to provide stock-based incentives for the foreseeable future.


     Under the other proposed amendment to the 1997 Plan, upon election to the Board of Directors, non-employee directors will be granted Nonstatutory options for 2,000 shares of Common Stock with an exercise price of eighty-five percent (85%) of the trading price at the end of business on the date immediately preceding the date of such grant. Also, each non-employee director serving for more than a one year term will be granted on the date of each annual meeting of the Company's stockholders preceding each additional year of such term Nonstatutory options for 2,000 shares of Common Stock at an exercise price of eighty-five percent (85%) of the trading price for the Common Stock on the date immediately preceding the date of such grant. The options to be granted to non-employee directors under this proposed amendment will vest 12 months following the date of grant. Options granted to non-employee directors have a term of three years. In addition, under this proposed amendment all currently serving non-employee directors of the Company were granted options for 2,000 shares of the Company's Common Stock at an exercise price of eighty-five percent (85%) of the market price of the Common Stock as of September 22, 1997, the date immediately preceding the date of grant. If the proposed amendment is approved, these options will vest on the date of the 1998 Annual Meeting and will have a term of three years. As of March 30, 1998 the last reported per share sales price of the Common Stock was $24.50. The proposed amendment to the 1997 Plan is intended to provide a means of compensating non-employee directors who currently are not otherwise compensated. This proposed amendment also is intended to provide a method by which the Company's non-employee directors may acquire a proprietary interest in the Company through ownership of Common Stock or options to purchase Common Stock. If the stockholders do not approve the proposed amendment any options previously granted to non-employee directors of the Company under the proposed amendment will terminate.

     The following description of the 1997 Plan is qualified in its entirety by reference to the full text of the 1997 Plan, a copy of which is attached as Appendix "A" to this Proxy Statement in the form as amended pursuant to this Proposal.


     Scope. The 1997 Plan is designed to attract and retain qualified and competent personnel for positions of substantial responsibility and to provide additional incentive to employees, non-employee directors and consultants of the Company. Options granted under the 1997 Plan may be Incentive Stock Options ("ISO") or Nonstatutory Stock Options, as determined by the Administrator (as hereinafter defined) at the time of grant and subject to the applicable provisions of the Internal Revenue Code of 1986, as amended (the "Code"). If an option granted under the 1997 Plan expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an option exchange program, the unpurchased shares may be available for future grants or sale under the Plan. The 1997 Plan will terminate on March 25, 2007.



     Eligibility. Persons eligible to participate in the 1997 Plan include all employees and all consultants of the Company. For purposes of describing the 1997 Plan, the term employee means any person employed by the Company or any parent or subsidiary of the Company. At February 28, 1998, the Company had 104 employees. For purposes of describing the 1997 Plan, the term consultant means any person who is engaged by the Company or any parent or subsidiary of the Company to render consulting or advisory services and is compensated for such services. Subject to approval of this Proposal by the Company's stockholders, non-employee directors will be eligible to participate in the 1997 Plan, and the term "non-employee director" means any director of the Company who is not an employee of the Company. Currently, the Company has eight non-employee directors. Nonstatutory Stock Options may be granted to employees and consultants. Incentive Stock Options may be granted only to employees.


     Administration. The 1997 Plan is administered by the Board of Directors or the Committee appointed by the Board (the "Administrator"). Currently, the Compensation Committee is the Administrator. The Administrator has the authority to grant options under the 1997 Plan and to determine the vesting schedule and the exercise price of the options. The Administrator also has full power and authority to construe, interpret and administer the 1997 Plan.

     Option Exercise Price. The exercise price per share for the shares to be issued pursuant to exercise of an option under the 1997 Plan shall be such price as is determined by the Administrator. In the case of an Incentive Stock Option granted to an employee, who at the time of the grant owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any parent or subsidiary, the exercise price per share shall be no less than one hundred ten percent (110%) of the fair market value per share on the date of grant. In the case of an Incentive Stock Option granted to any employee other than an employee described in the foregoing sentence, the per share exercise price shall be no less than one hundred percent (100%) of the fair market value per share on the date of grant. In the case of a Nonstatutory Stock Option, the per-share exercise price shall be determined by the Administrator and shall be no less than fifty percent (50%) of the fair market value.

     Adjustments, Terminations and Amendment. In the event of any change in the Company's capitalization, including any stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company, appropriate adjustments will be made to the number of shares available under the 1997 Plan as well as the price per share of Common Stock covered by each outstanding option. Upon the occurrence of an acquisition event ("Acquisition Event") which means (i) certain mergers or consolidations of the Company with or into another corporation; (ii) the sale of substantially all of the assets of the Company; (iii) the complete liquidation of the Company; or (iv) the acquisition by another entity of beneficial ownership of the Company's securities representing fifty percent (50%) or more of the combined voting power of the Company's then outstanding securities, the Board of Directors of the Company may (i) provide that each outstanding option shall be assumed and/or an equivalent option be substituted by the successor corporation or an affiliate thereof; (ii) upon written notice to the optionees, provide that all options then unexercised will become exercisable in full as of a specified date prior to the Acquisition Event and will terminate immediately prior to the consummation of such Acquisition Event; or (iii) in the event of an Acquisition Event under the terms of which holders of Common Stock will receive a cash payment for each share of Common Stock surrendered, provide that all outstanding options shall terminate upon consummation of such Acquisition Event, and each optionee shall receive, in exchange therefor, a cash payment equal to the amount (if any) by which the acquisition price multiplied by the number of shares of Common Stock subject to such outstanding Options (whether or not then exercisable), exceeds the aggregate exercise price of such options. The 1997 Plan may be suspended, terminated, altered or amended in any way by the Board of Directors, provided that, stockholder approval of any plan amendment will be required to the extent necessary and desirable to comply with applicable provisions of the Securities Exchange Act of 1934, as amended, the Code or other legal requirements. No suspension, termination, alteration or amendment of the Plan may alter or impair the rights of any optionee under options previously granted.


     The following table summarizes the stock options that have been granted in fiscal 1997 under the amendment to the 1997 Plan that is a subject of this
Proposal:


                                                              UNDERLYING
           NAME AND POSITION                                   OPTIONS
           -----------------                                  ----------
John F. Davis, III..........................................        --
Joseph W. Nicholson.........................................        --
Jerome L. Galant............................................        --
M. Nicholas Jent............................................        --
Michael R. Donahue..........................................        --
Executive Group.............................................
Non-Executive Director Group................................    16,000
Non-Executive Officer Employee Group........................        --

     Federal Income Tax Consequences. The following summary of the federal income tax consequences of the 1997 Plan is not comprehensive and is based on current income tax laws, regulations and rulings.

     Incentive Stock Options. An optionee does not recognize income on the grant of an ISO. Subject to the effect of the alternative minimum tax, discussed below, if an optionee exercises an ISO in accordance with the terms of the option and does not dispose of the shares acquired within two years from the date of the grant of the option or within one year from the date of exercise, the optionee will not realize any income by reason of the exercise and the Company will be allowed no deduction by reason of the grant or exercise. The optionee's basis in the shares acquired upon exercise will be the amount paid upon exercise. Provided the optionee holds the shares as a capital asset at the time of sale or other disposition of the shares, his gain or loss, if any, recognized on the sale or other disposition will be capital gain or loss. The amount of his gain or loss will be the difference between the amount realized on the disposition of the shares and his basis in the shares.

     If an optionee disposes of the shares within two years from the date of grant of the option or within one year from the date of exercise (an "Early Disposition"), the optionee will realize ordinary income at the time of such Early Disposition which will equal the excess, if any, of the lesser of (i) the amount realized on the Early Disposition, or (ii) the fair market value of the shares on the date of exercise, over the optionee's basis in the shares. The Company will be entitled to a deduction in an amount equal to such income. The excess, if any, of the amount realized on the Early Disposition of such shares over the fair market value of the shares on the date of exercise will be long-term, mid-term or short-term capital gain, depending upon the holding period of the shares, provided the optionee holds the shares as a capital asset at the time of Early Disposition. If an optionee disposes of such shares for less than his basis in the shares, the difference between the amount realized and his basis will be a long-term or short-term capital loss, depending upon the holding period of the shares, provided the optionee holds the shares as a capital asset at the time of disposition.

     The excess of the fair market value of the shares at the time the ISO is exercised over the exercise price for the shares is an amount included in an optionee's alternative minimum taxable income (the "Stock Option Preference").


     Nonstatutory Stock Options. Nonstatutory Stock Options do not qualify for the special tax treatment accorded to ISOs under the Code. Although an optionee does not recognize income at the time of the grant of the option, he recognizes ordinary income upon the exercise of a Nonstatutory Stock Option in an amount equal to the difference between the fair market value of the stock on the date of exercise of the option and the amount of the exercise price.


     As a result of the optionee's exercise of a Nonstatutory Stock Option, the Company will be entitled to deduct as compensation an amount equal to the amount included in the optionee's gross income. The Company's deduction will be taken in the Company's taxable year in which the option is exercised.

     The excess of the fair market value of the stock on the date of exercise of a Nonstatutory Stock Option over the exercise price is not an item of tax preference.

     Taxation of Preference Items. Section 55 of the Code imposes an alternative minimum tax equal to the excess, if any, of (i) 26% of the optionee's "alternative minimum taxable income" that does not exceed $175,000, plus 28% of his "alternative minimum taxable income" in excess of $175,000, over (ii) his "regular" federal income tax. Alternative minimum taxable income is determined by adding the optionee's Stock Option Preference and any items of tax preference to the optionee's adjusted gross income and then subtracting certain allowable deductions and an exemption amount. The exemption amount is $33,750 for single taxpayers, $45,000 for married taxpayers filing jointly, and $22,500 for married taxpayers filing separately. However, these exemption amounts are phased out beginning at certain levels of alternative minimum taxable income.

     Change of Control. If there is an acceleration of the vesting of benefits and/or an acceleration of the exercisability of stock options upon a Change of Control (as defined in the 1997 Plan), all or a portion of the accelerated benefits may constitute "excess parachute payments" under Section 280G of the Internal Revenue Code. The employee receiving an excess parachute payment incurs an excise tax of twenty percent (20%) of the amount of the payment in excess of the employee's average annual compensation over the five calendar years preceding the year of the Change of Control, and the Company is not entitled to a deduction for such payment.

VOTE REQUIRED FOR APPROVAL


     The affirmative vote of a majority of the shares of Common Stock entitled to vote on this Proposal and represented in person or by proxy is required for approval.


     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE 1997 PLAN.

                                 PROPOSAL FOUR

                              PROPOSAL TO APPROVE
                     THE 1997 EMPLOYEE STOCK PURCHASE PLAN

     On September 23, 1997, the Board of Directors of the Company adopted the 1997 Employee Stock Purchase Plan (the "1997 Purchase Plan"), subject to approval by the Company's stockholders. The 1997 Purchase Plan is intended to provide a method whereby all eligible employees of the Company may acquire a proprietary interest in the Company through the purchase of shares of Common Stock. The complete text of the 1997 Purchase Plan is attached hereto as Appendix "B." In the event that stockholder approval is not received, the 1997 Purchase Plan will be terminated.

     Scope. The purpose of the 1997 Purchase Plan is to encourage and facilitate the purchase of the Company's Common Stock by eligible employees as an incentive for employees so that they may share in the growth of the Company. The right of a participating employee to purchase shares of Common Stock under the 1997 Purchase Plan is referred to as an "option." The 1997 Purchase Plan authorizes up to 500,000 shares of Common Stock to be granted as options to eligible employees. The 1997 Purchase Plan does not have a stated term.

     Offerings Under the 1997 Purchase Plan. Each year, the Company will offer eligible employees the option to purchase Common Stock through voluntary payroll deductions of up to ten percent (10%) of their compensation. The purchase price for a share of Common Stock under the 1997 Purchase Plan will be eighty-five percent (85%) of the closing price of the Common Stock on Nasdaq or any other national securities exchange at the beginning of each year of the 1997 Purchase Plan (the "Offering Commencement Date") or at the end of that year (the "Offering Termination Date"), whichever is lower. The Offering Commencement Date is November 15 of each year of the 1997 Purchase Plan, and the Offering Termination Date is November 14 of the year following the Offering Commencement Date. Eligible employees may purchase up to that number of full shares that can be purchased at the option price with an amount not to exceed ten percent (10%) of their compensation. The maximum annual deduction allowed per employee is $25,000.

     Unless the participant provides prior notice otherwise and subject to the limits on the number of shares available under the 1997 Purchase Plan and amounts that can be contributed by a participant under the 1997 Purchase Plan, all funds contributed by a participant as of the Offering Termination Date will be applied to purchase whole shares of Common Stock at a price equal to the lower of (i) eighty-five percent (85%) of the closing price of the Common Stock on the Offering Commencement Date or (ii) eighty-five percent (85%) of the closing price of the Company's Common Stock on the Offering Termination Date.

     Eligibility. The employees eligible to participate in the 1997 Purchase Plan include all employees of the Company and its subsidiaries who have completed 90 days of employment. Notwithstanding the foregoing, no employee may participate in the 1997 Purchase Plan to the extent that such employee will, immediately after the grant, own (within the meaning of Section 424(d) of the Code) stock and/or hold outstanding options to purchase stock, possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company, or to the extent such employee's rights to purchase stock under employee stock purchase plans of the Company will accrue at a rate that exceeds $25,000 in fair market value (determined at the time such option is granted) for each calendar year in which such option is outstanding.

     Administration. The 1997 Purchase Plan is administered by the Compensation Committee, which has full power and authority to interpret and construe any and all provisions of the 1997 Purchase Plan, to adopt rules and regulations for administering the 1997 Purchase Plan, and to make all other determinations deemed necessary or advisable for administering the 1997 Purchase Plan. The expenses of the administration of the 1997 Purchase Plan, including interest paid on payroll deduction accounts that are refunded to participants, are borne by the Company.


     Adjustments; Termination and Amendment. In the event of any change in the Company's capitalization, including any merger, consolidation, acquisition or stock split, appropriate adjustments will be made to the number and class of shares available under the 1997 Purchase Plan, the price per share and the associated share purchase rights. The Board of Directors may terminate or amend the 1997 Purchase Plan; provided, however, that, in the absence of stockholder approval, the Board may not: (i) increase the maximum number of shares which may be issued during an Employee Plan year, subject to certain exceptions, or (ii) amend the requirements as to the class of employees eligible to purchase stock under the 1997 Purchase Plan or permit the members of the Committee to purchase stock under the 1997 Purchase Plan. No termination, modification, or amendment of the 1997 Purchase Plan may, without the consent of an employee then having an option under the 1997 Purchase Plan to purchase stock, adversely affect the rights of such employee under such option.


     Tax Treatment of the Participating Employees. Participating employees will not recognize income for federal income tax purposes either upon enrollment in the 1997 Purchase Plan or upon the purchase of shares.

All tax consequences are deferred until a participating employee sells the shares, disposes of the shares by gift or dies.

     If shares are held for more than one year after the date of purchase and more than two years from the applicable offering Commencement Date, or if the participating employee dies while owning the shares, the participating employee realizes ordinary income on a sale (or a disposition by way of gift or upon death) to the extent of the lessor of (1) 15% of the fair market value of the shares or (2) the actual gain (the amount by which the market value of the shares on the date of sale, gift or death exceeds the purchase price). All additional gain upon the sale of shares is treated as long-term capital gain. If the shares are sold and the sale price is less than the purchase price, there is no ordinary income and the participating employee has a long-term capital loss for the difference between the sale price and the purchase price.

     If the shares are sole or are otherwise disposed of including by way of gift (but not death, bequest or inheritance) (in any case a "disqualifying disposition") within either the one-year or the two-year holding periods described above, the participating employee realizes ordinary income at the time of sale or other disposition, taxable to the extent that the fair market value of the shares at the date of purchase is greater than the purchase price. This excess will constitute ordinary income (currently subject to withholding) in the year of the sale or other disposition even if no gain is realized on the sale or if a gratuitous transfer is made. The difference, if any, between the proceeds of sale and the fair market value of the shares at the date of purchase is a capital gain or loss. Capital gains may be offset by capital losses, and up to $3,000 of capital losses may be used annually against ordinary income.

     Tax Treatment of the Company. The Company will be entitled to a deduction in connection with the disposition of shares acquired under the 1997 Purchase Plan only to the extent that the participating employee recognizes ordinary income on a disqualifying disposition of the shares. The Company will treat any transfer of record ownership of shares as a disposition, unless it is notified to the contrary. In order to enable the Company to learn of disqualifying dispositions and ascertain the amount of the deductions to which it is entitled, participating employees will be required to notify the Company in writing of the date and terms of any disposition of shares purchased under the 1997 Purchase Plan.


     The above discussion is intended to summarize the applicable provisions of the Internal Revenue Code that are in effect as of the date hereof. The tax consequences of participating in the 1997 Purchase Plan may vary with respect to individual situations. Accordingly, employees should consult with their tax advisors in regard to the tax consequences of participating in the 1997 Purchase Plan as to both federal and state income tax considerations.


VOTE REQUIRED FOR APPROVAL


     The affirmative vote of a majority of the shares of Common Stock entitled to vote on this Proposal and represented in person or by proxy is required for approval.


     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE 1997 PURCHASE PLAN.

                       EXECUTIVE OFFICERS OF THE COMPANY

     The executive officers of the Company are as follows:

             NAME                                      POSITION
             ----                                      --------
John F. Davis, III.............  President, Chief Executive Officer, and Director
Joseph W. Nicholson............  Chief Information Officer
Jerome L. Galant...............  Chief Financial Officer
Michael R. Donahue.............  Chief Marketing Officer
Phillip A. Mytom-Hart..........  Vice President, International Sales and Marketing
William S. Lush................  Vice President, Business Development

     Information concerning the business experience of members of the Company's Board of Directors is provided under the caption "Election of Directors" above. Set forth below is information concerning the business experience of the other executive officers of the Company.

     JOSEPH W. NICHOLSON, age 37, has served as the Chief Information Officer of the Company since 1989. Prior to joining Pegasus, he spent ten years at Texas Instruments in various positions, including Systems Analyst and Systems Manager.

     JEROME L. GALANT, age 48, has served as the Chief Financial Officer of the Company since September 1996. From April 1996 to September 1996, Mr. Galant served as the Chief Financial Officer of Personnel Security & Safety Systems, Inc., a technology development company. From 1990 to February 1996, Mr. Galant served in a variety of positions for The SABRE Group, including Managing Director, Finance.

     MICHAEL R. DONAHUE, age 44, has served as Chief Marketing Officer of the Company since May 1997. From 1988 to May 1997, Mr. Donahue served as Vice President of Marketing and Development for Lane Hospitality, a hotel management firm.


     PHILLIP A. MYTOM-HART, age 44, has served as the Vice President, International Sales and Marketing of the Company since September 1993. From 1991 to September 1993, Mr. Hart served as Vice President, Sales and Marketing for Hilton.



     WILLIAM S. LUSH, age 56, has served as Vice President, Business Development of the Company since May 1995. From 1990 to May 1995, Mr. Lush served as Vice President, Service Development in the travel management services group of American Express Travel Related Services.

                    EXECUTIVE COMPENSATION AND OTHER MATTERS

     The following table sets forth for the periods indicated the compensation earned by the Company's Chief Executive Officer and the four other most highly compensated executive officers (collectively, the "Named Executive Officers") whose salary and bonus for the fiscal year ended December 31, 1997 were in excess of $100,000 for services rendered in all capacities to the Company for that year:

EXECUTIVE COMPENSATION

                         SUMMARY COMPENSATION TABLE(1)


                                                                                  LONG-
                                                                                   TERM
                                           ANNUAL COMPENSATION                    AWARDS
                             ------------------------------------------------   ----------
                                                                                SECURITIES
                                                              OTHER ANNUAL      UNDERLYING       ALL OTHER
NAME AND PRINCIPAL POSITION  YEAR   SALARY($)   BONUS($)   COMPENSATION($)(2)   OPTIONS(#)   COMPENSATION($)(3)
---------------------------  ----   ---------   --------   ------------------   ----------   ------------------
John F. Davis, III(4)....    1997   $275,385    $175,000         $7,917               --          $ 9,397
  President and Chief        1996    261,708     302,208          7,500          300,000           10,511
  Executive Officer
Joseph W. Nicholson(4)...    1997    175,159      74,750          7,596               --            2,847
  Chief Information          1996    164,000      56,292          7,500          150,000            3,335
  Officer
Jerome L. Galant(5)......    1997    147,944      69,167          7,523           15,000               --
  Chief Financial Officer    1996     45,313      14,014          1,889           53,333               --
Phillip A. Mytom-Hart....    1997    134,655      38,577          6,739           12,133               --
  Vice President, Sales and  1996    145,200      48,464          7,230            7,500               --
  Marketing International
Michael R Donahue(6).....    1997    116,135      43,657          4,305           53,333               --
  Chief Marketing Officer


---------------

(1) In accordance with the rules of the Securities and Exchange Commission (the "Commission") the compensation described in this table does not include medical, group life insurance or other benefits received by the Named Executive Officers that are available generally to all salaried employees of the Company, and certain perquisites and other personal benefits received by the Named Executive Officers that do not exceed the lesser of $50,000 or ten percent (10%) of any such officer's salary and bonus disclosed in the table.

(2) Reflects matching contributions made by the Company pursuant to its 401(k) Savings Plan.

(3) Includes premiums paid for life insurance policies for the benefit of the Named Executive Officers.

(4) The salaries of Messrs. Davis and Nicholson were paid in accordance with the terms of their respective employment agreements. The bonus of Mr. Davis includes a one time $200,000 employment agreement signing bonus paid in 1996. See "-- Employment Agreements."

(5) The 1996 salary of Mr. Galant represents remuneration paid to him from September 1996 to December 1996. Mr. Galant commenced employment with the Company in September 1996.

(6) The 1997 salary of Mr. Donahue represents remuneration paid to him from May 1997 to December 1997. Mr. Donahue commenced employment with the Company in May 1997.

OPTION GRANTS IN LAST FISCAL YEAR

     The following table sets forth each grant of stock options made during the fiscal year ended December 31, 1997 to the Named Executive Officers:

                                                INDIVIDUAL GRANTS
                         ---------------------------------------------------------------
                             NUMBER OF                                                                   GRANT DATE
                             SECURITIES         % OF TOTAL      EXERCISE    MARKET PRICE                   PRESENT
                         UNDERLYING OPTIONS   OPTIONS GRANTED   PRICE PER    ON DATE OF    EXPIRATION       VALUE
         NAME                GRANTED(1)         IN 1997(2)      SHARE(3)      GRANT(3)      DATE(4)        ($)(5)
         ----            ------------------   ---------------   ---------   ------------   ----------   -------------
Jerome L. Galant.......        15,000               4.5%         $15.30        $16.00       12/31/06      $ 86,655
Phillip A.
  Mytom-Hart...........         7,500               2.3           15.30         16.00       12/31/06        43,328
Michael R. Donahue.....        53,333              16.0            5.25          8.00       12/31/06       210,665

---------------


(1) The options held by Messrs. Galant, Mytom-Hart and Donahue vest over a four-year period with twenty-five percent (25%) of the shares vesting after one year. Thereafter, 1/48th of the options held by Mr. Galant vest monthly for the next 36 months, and 1/16th of the options held by Messrs. Mytom-Hart and Donahue vest each quarter for the next 12 quarters. Such options are subject to acceleration upon an Acquisition Event as described under "Amendment of the Pegasus Systems, Inc. 1997 Stock Option Plan."


(2) Based on an aggregate of 331,666 shares subject to options granted in 1997.


(3) The exercise price of the options held by Messrs. Galant and Donahue are established by each of their employment agreements with the Company. The market price for the Common Stock set forth in the table for Messrs. Galant and Mytom-Hart is based on the closing price of the Common Stock as quoted on the Nasdaq National Market on the date of determination by Compensation Committee. The market price for the Common Stock set forth in the table for Mr. Donahue is based upon an appraisal performed by an independent consulting firm engaged by the Company.


(4) Options may terminate before their expiration date upon the death, disability or termination of employment of the optionee.


(5) These values are determined using the Black-Scholes Option Pricing Model. The Black-Scholes Option Pricing Model is one of the methods permitted by the Commission for estimating the present value of options. The Black-Scholes Option Pricing Model is based on assumptions as to certain variables as described below and it is not intended to estimate, and has no direct correlation to, the value of stock options that an individual will actually realize. The actual value of the stock options that a Named Executive Officer may realize, if any, will depend on the excess of the market price on the date of exercise over the exercise price. The values listed above for Mr. Donahue were based on the following assumptions: volatility -- 0.0%; risk free rate of return -- 6.5%; dividend yield -- 0.0%; and expected life -- 4 years. The values listed above for Messrs Galant and Mytom-Hart were based on the following assumptions: volatility -- 30%; risk free rate of return -- 6.5%; dividend yield -- 0.0%; and expected life -- 4 years.


AGGREGATE FISCAL YEAR-END OPTION VALUES

     The following table sets forth, for each of the Named Executive Officers, information concerning the number and value of securities underlying unexercised options held on December 31, 1997. No options were exercised by such persons during 1997.

                                            NUMBER OF SECURITIES             VALUE OF IN-THE-MONEY
                                       UNDERLYING OPTIONS AT YEAR-END        OPTIONS AT YEAR-END(1)
                                       ------------------------------    ------------------------------
                NAME                   EXERCISABLE      UNEXERCISABLE    EXERCISABLE      UNEXERCISABLE
                ----                   -----------      -------------    -----------      -------------
John F. Davis, III...................    112,500           187,500       $1,447,313        $2,412,188
Joseph W. Nicholson..................     56,250            93,750          723,656         1,206,094
Jerome L. Galant.....................     16,667            51,666          214,421           471,708
Phillip A. Mytom-Hart................      3,792            15,841           44,632            98,173
Michael R. Donahue...................         --            53,333               --           513,330

---------------

(1) Based on the difference between the option exercise price and the closing sale price of $14.88 of the Company's Common Stock as reported on the Nasdaq National Market on December 31, 1997, the last trading day prior to the closing of the Company's 1997 fiscal year multiplied by the number of shares underlying the options.

EMPLOYMENT AGREEMENTS

     The Company is a party to employment agreements with each of Messrs. Davis and Nicholson. Each agreement has a term extending through June 25, 2000, and automatically renews for additional one year terms if neither the Company nor the employee has notified the other party 60 days prior to the date of renewal of its intention to terminate the agreement. The agreements provide that Messrs. Davis and Nicholson will receive base annual salaries of $275,000 and $175,000, respectively, and will be eligible to receive incentive compensation determined by the Compensation Committee of the Board of Directors based on the achievement of performance objectives established by the Compensation Committee from time to time. The base annual salaries are subject to increase annually at the discretion of the Compensation Committee. The agreements also provide that Messrs. Davis and Nicholson will receive options for a total of 300,000 and 150,000 shares of Common Stock, respectively, at an exercise price of $2.01 per share. These options were granted on June 25, 1996. The options will fully vest no later than June 25, 2000. Each agreement obligates the Company to the extent commercially practicable to maintain life insurance with respect to Messrs. Davis and Nicholson. In accordance with the employment agreement with Mr. Davis, the Company currently maintains coverage with respect to Mr. Davis in the amount of $2.5 million with the Company as the sole beneficiary. In accordance with the employment agreement with Mr. Nicholson, the Company currently maintains coverage with respect to Mr. Nicholson in the amount of $1.0 million with the Company as the sole beneficiary.

     Each employment agreement provides that either the Company or the employee has the right to terminate the employment at any time during the term of the agreement with or without cause by delivering written notice of termination to the other 30 days prior to the date of termination. Each agreement provides for a severance payment if the agreement is terminated by the Company without cause. Under such circumstances, Messrs. Davis and Nicholson would receive their base annual salary for a period of 12 months following the date of termination, payable over such 12-month period at such times as executives of the Company receive their regular salary payments; all accrued salary, any benefits under any plans of the Company in which the employee is a participant to the full extent of such employee's rights under such plans and any appropriate out-of-pocket business expense reimbursements; and, vesting of the options granted under the applicable employment agreement shall accelerate so that (i) if termination of employment occurs prior to July 25, 1999, such employee's options shall vest for an additional 75,000 and 37,500 shares of Common Stock, respectively (in addition to shares vested as of the date of termination), or
(ii) if termination of employment occurs on or after July 25, 1999, such employee's options shall fully vest. If the agreements are terminated voluntarily either by the employee or by the Company with cause, or by reason of death or disability, then Mr. Davis or Mr. Nicholson, as the case may be, or their respective estate will be entitled to payment of all accrued salary, vesting of the options granted through the date of termination only, any further benefits under any plans of the Company in which such person is a participant to the full extent of such person's rights under such plans through the date of termination only, and any appropriate out-of-pocket business expense reimbursements.

     The Company has entered into a letter agreement with Jerome L. Galant, Chief Financial Officer. The agreement provides that Mr. Galant will receive annual base salary of $145,000 (subject to adjustment), plus a bonus of up to thirty percent (30%) of such annual base salary. Pursuant to this agreement, Mr. Galant has been granted options to purchase up to 53,333 shares of Common Stock at an exercise price of $2.01 per share.

     The Company has entered into a letter agreement with Michael R. Donahue, Chief Marketing Officer. The agreement provides that Mr. Donahue will receive annual base salary of $165,000 (subject to adjustment), and will be eligible to receive incentive compensation based on the achievement of certain performance objectives. Pursuant to this agreement, Mr. Donahue has been granted options to purchase up to

53,333 shares of Common Stock at an exercise price of $5.25 per share. These options will vest over four years. In addition, under certain circumstances Mr. Donahue will receive a severance payment equal to (i) six-months base salary if the employment terminates after 12 months; (ii) nine-months base salary if employment terminates after 24 months; and (iii) twelve-months base salary if employment terminates after 36 months.

COMPENSATION OF DIRECTORS

     Directors currently do not receive any cash compensation from the Company for their service as members of the Board of Directors, although they are reimbursed for all reasonable expenses incurred in connection with the performance of their duties as directors of the Company.


     Under an amendment to the 1997 Plan, which is subject to approval at the Company's 1998 Annual Meeting, each non-employee director was granted effective September 23, 1997, options for 2,000 shares of Common Stock at an option price of eighty-five percent (85%) of the trading price at the end of business on September 22, 1997. Subject to stockholder approval at the 1998 Annual Meeting, these options vest on the date of the Company's 1998 Annual Meeting. These options will terminate if the amendment to the 1997 Plan set forth in this Proxy Statement is not approved by the stockholders. Each year thereafter, upon election to the Board of Directors and for each additional year of service for terms of more than one year, non-employee directors will be granted options for 2,000 shares of Common Stock with an option price of eighty-five (85%) of the trading price at the end of business on the date of grant and such options will vest 12 months following such grant. See "Amendment of the Pegasus Systems, Inc. 1997 Stock Option Plan."


SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE


     The Commission requires that each Registrant's executive officers and directors, and beneficial owners of more than ten percent (10%) of any class of equity security registered pursuant to the Act, make certain filings under section 16(a) of the Securities Exchange Act of 1934. Each of the Company's executive officers and directors, as well as Information Associates, L.P. and Information Associates, C.V. (entities affiliated with Trident Capital), filed such person's or entity's initial filing on Form 3 required under Section 16(a) of the Act, although such filings were made shortly after the effective date of the registration statement related to the Company's initial public offering rather than contemporaneously with it as required by Section 16(a).


                              CERTAIN TRANSACTIONS

     Messrs. Highet, Schnabel and Travers are directors of the Company and are associated with REZsolutions, Inc. In 1997, the Company received from REZsolutions, Inc. as remuneration for services $724,973. In addition, in 1997 the Company paid to REZsolutions, Inc. $67,622 in principal and interest as full repayment of an outstanding loan. Furthermore, REZsolutions, Inc. provides services to the Company which include facility management and maintenance, consulting and software development. During 1997, the Company paid $617,313 for these services.

     Mr. Highet also is associated with Reed Travel Group. In 1997, the Company paid to Reed Travel Group $4,524,941 in principal and interest as full repayment of an outstanding loan.

     Additionally, in 1997 Mr. Travers was associated with Inter-Continental. In 1997, the Company received from Inter-Continental as remuneration for services $387,462. In addition, in 1997 the Company paid to Inter-Continental $117,849 in principal and interest as full repayment of an outstanding loan.

     Mr. Hammett is a director of the Company and in 1997 was associated with La Quinta Inns, Inc. ("La Quinta"). In 1997, the Company received from La Quinta as remuneration for services $313,171. In addition, in 1997 the Company paid to La Quinta $117,904 in principal and interest as full repayment of an outstanding loan.

     Mr. Wells is a director of the Company and is associated with Promus. In 1997, the Company received from Promus as remuneration for services $807,736. In addition, in 1997 the Company paid to Promus $107,142 in principal and interest as full repayment of an outstanding loan.

     Mr. Wolff is a director of the Company and is associated with Marriott International, Inc. ("Marriott"). In 1997, the Company received from Marriott as remuneration for services $385,260. In addition, in 1997 the Company paid to Marriott $27,913 in principal and interest as full repayment of an outstanding loan.

     Mr. Dirks is a nominee for director of the Company and is associated with Hilton Hotels Corporation ("Hilton"). In 1997, the Company received from Hilton as remuneration for services $365,128. In addition, in 1997 the Company paid to Hilton $47,991 in principal and interest as full repayment of an outstanding loan.

     Mr. O'Toole is a nominee for director of the Company and is associated with Hyatt Hotels Corporation ("Hyatt"). In 1997, the Company received from Hyatt as remuneration for services $765,219. In addition, in 1997 the Company paid to Hyatt $104,176 in principal and interest as full repayment of an outstanding loan.

                        REPORT ON EXECUTIVE COMPENSATION


     Decisions on compensation of the Company's executive officers generally are made by the three-member Compensation Committee of the Board. Each member of the Compensation Committee is a non-employee director. All decisions by the Compensation Committee relating to compensation of the Company's executive officers are reviewed by the Board. Decisions with respect to awards under certain of the Company's employee benefit plans are made solely by the Compensation Committee in order for such awards to satisfy Securities Exchange Act Rule 16b-3. Set forth below is a report prepared by Messrs. Biggs, Schnabel and Travers in their capacity as all of the members the Compensation Committee addressing the Company's compensation policies for 1997 as they affected the Company's executive officers, including the Company's Chief Executive Officer, Mr. Davis.


     The Compensation Committee's executive compensation policies are designed to provide competitive levels of compensation that integrate pay with the Company's annual and long-term performance goals, reward above average corporate performance, recognize individual initiative and achievements, and assist the Company in attracting and retaining qualified executives. Targeted levels of total executive compensation are generally set at levels that the Compensation Committee believes to be consistent with others in the Company's industry, although actual compensation levels in any particular year may be above or below those of the Company's competitors, depending upon the Company's performance.


     In 1993, Congress amended the Internal Revenue Code to add Section 162(m). This section provides that publicly held companies may not deduct compensation paid to certain executive officers in excess of $1 million annually, with certain exceptions. The Company has examined its compensation policies in view of Section 162(m) and the regulations adopted by the Internal Revenue Service to implement this section and has determined that these provisions will not affect the deductibility of executive compensation for fiscal 1997. It is currently not expected that any part of the Company's deduction for executive compensation will be disallowed for fiscal 1998.


     The Compensation Committee endorses the position that stock ownership by management and performance based compensation arrangements are beneficial in aligning management's and stockholders' interests in the enhancement of stockholder value.

     In addition to stock-based awards in the form of option grants, there are two other components of the Company's non-stock-based compensation program. First, annual base salary which is believed to be consistent with similar positions in the industry and in many cases is paid in accordance with the executive officer's employment agreement. Secondly, each executive officer is eligible to be awarded an annual bonus equal to a percentage of annual salary based upon meeting and exceeding established financial and other corporate goals set by the Compensation Committee. An executive's bonus increases to the extent the established goals are exceeded up to a maximum bonus amount per year. The Compensation Committee believes these principal components of the Company's compensation plan are commensurate with others in the industry.

FISCAL 1997 CHIEF EXECUTIVE OFFICER COMPENSATION

     Mr. Davis' compensation for 1997 as Chief Executive Officer of the Company principally consisted of a base salary and bonus. Mr. Davis' base salary for 1997 was established pursuant to an employment agreement with the Company described under "Executive Compensation and Other Matters." The bonus paid to Mr. Davis in 1997 was determined considering the terms of his employment agreement and utilizing the factors discussed above relating to executive officers in general. Mr. Davis received other compensation in fiscal 1997 comprised of the Company's matching contributions under its 401(k) Plan and the payment of certain life insurance premiums. Mr. Davis does not participate in the Compensation Committee's decision regarding his compensation.

                                        Submitted by the Compensation Committee
                                        of the Board of Directors

                                        John W. Biggs
                                        Rockwell A. Schnabel
                                        Paul J. Travers

                               PERFORMANCE GRAPH

     The following graph compares the annual cumulative total stockholder return on an investment of $100 on August 7, 1997 in the Company's Common Stock, based on the market price of the Common Stock, with the cumulative total return of a similar investment in companies on the Russell 2000 Composite Stock Market Index and in a group of peer companies selected by the Company on a line-of-business basis and weighted for market capitalization. Peer companies included are PMT Services, Inc., QuickResponse Services, Inc., Transaction Network Services, Inc., ENVOY Corporation, National Processing, Inc. and E Trade Group, Inc. The Company is also included in the calculations of peer group cumulative total stockholder return on investment.

                            CUMULATIVE TOTAL RETURN

               MEASUREMENT PERIOD                   PEGASUS SYS
             (FISCAL YEAR COVERED)                      INC.           PEER GROUP       RUSSELL 2000
8/07/97                                                     100.00            100.00            100.00
12/31/97                                                    114.42             92.63            106.10

                           ANNUAL REPORT ON FORM 10-K

     UPON WRITTEN REQUEST OF ANY BENEFICIAL STOCKHOLDER OR STOCKHOLDER OF RECORD, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 1997 (INCLUDING THE EXHIBITS, FINANCIAL STATEMENTS, AND THE SCHEDULES THERETO) REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 13A-1 UNDER THE SECURITIES EXCHANGE ACT OF 1934, MAY BE OBTAINED, WITHOUT CHARGE, FROM RIC L. FLOYD, SECRETARY, 3811 TURTLE CREEK BOULEVARD, SUITE 1100, DALLAS, TEXAS 75219.

                            INDEPENDENT ACCOUNTANTS

     Price Waterhouse LLP, independent accountants, served as independent accountants for the Company for the fiscal year ended December 31, 1997, and are expected to serve in such capacity for the current fiscal year. Representatives of Price Waterhouse LLP will be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions presented at the Annual Meeting.

     In January 1997, the Company advised Belew Averitt LLP ("Belew Averitt") that it would no longer retain the firm as independent accountants. The reports of Belew Averitt on the Company, formerly The Hotel Industry Switch Company, and The Hotel Clearing Corporation for previous years (1993, 1994 and 1995) did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. The decision to change accountants was precipitated by the Company's plan to complete a public offering in 1997 and was approved by the Board of Directors on January 7, 1997. During the periods audited by Belew Averitt and through January 7, 1997 there were no disagreements with Belew Averitt on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement(s) if not resolved to the satisfaction of Belew Averitt, would have caused it to make reference to the subject matter of the disagreements in connection with its reports. Price Waterhouse LLP was engaged by the Company as its independent accountants on January 7, 1997.

                             STOCKHOLDER PROPOSALS

     Stockholder proposals to be presented at the 1999 Annual Meeting of Stockholders, for inclusion in the Company's Proxy Statement and form of Proxy relating to that meeting, must be received by the Company at its offices in Dallas, Texas, addressed to the Secretary of the Company, not later than December 8, 1998. Such proposals must comply with the Bylaws of the Company and the requirements of Regulation 14A of the Securities Exchange Act of 1934.

                                 OTHER MATTERS

     At the date of this Proxy Statement, management was not aware that any matters not referred to in this Proxy Statement would be presented for action at the meeting. If any other matters should come before the meeting, the persons named in the accompanying form of Proxy will have discretionary authority to vote all proxies in accordance with their best judgment, unless otherwise restricted by law.

                                            By Order of the Board of Directors

                                            RIC L. FLOYD,
                                            Secretary


Dated: March 30, 1998

                                   APPENDIX A

                             PEGASUS SYSTEMS, INC.

                         AMENDED 1997 STOCK OPTION PLAN

     1. Purposes of the Plan. The purposes of this Stock Option Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees and Consultants of the Company and any Parent or Subsidiary, to compensate Non-Employee Directors of the Company and to promote the success of the Company's business. Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant of an option and subject to the applicable provisions of Section 422 of the Code and the regulations promulgated thereunder.

     2. Definitions. As used herein, the following definitions shall apply:

          (a) "Administrator" means the Board or the Compensation Committee appointed by the Board.

          (b) "Board" means the Board of Directors of the Company.

          (c) "Code" means the Internal Revenue Code of 1986, as amended.

          (d) "Committee" means the Compensation Committee appointed by the Board of Directors.

          (e) "Common Stock" means the Common Stock of the Company.

          (f) "Company" means Pegasus Systems, Inc.

          (g) "Consultant" means any person who is engaged by the Company or any Parent or Subsidiary to render consulting or advisory services and is compensated for such services.

          (h) "Continuous Status as an Employee or Consultant" means that the employment or consulting relationship with the Company, any Parent or Subsidiary is not interrupted or terminated. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of
     (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. A leave of absence approved by the Company shall include sick leave, military leave, or any other personal leave. For purposes of Incentive Stock Options, no such leave may exceed 90 days, unless reemployment upon expiration of such leave is guaranteed by statute or contract, including Company policies. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 181st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option.

          (i) "Disability" means total and permanent disability as defined in
     Section 22(e)(3) of the Code.

          (j) "Employee" means any person, including officers and directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

          (k) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          (l) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

             (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

             (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination; or

             (iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

          (m) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

          (n) "Non-Employee Director" means any person who is a member of the Board who is not an Employee.

          (o) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

          (p) "Option" means a stock option granted pursuant to the Plan.

          (q) "Optioned Stock" means the Common Stock subject to an Option.

          (r) "Optionee" means an Employee, Consultant or Non-Employee Director who receives an Option.

          (s) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

          (t) "Permitted Transferee" means a member of a holder's immediate family, trusts for the benefit of such immediate family members, and partnerships in which the holder and such immediate family members are the only partners, provided that no consideration is provided for the transfer.

          (u) "Plan" means this Amended 1997 Stock Option Plan.

          (v) "Section 16(b)" means Section 16(b) of the Securities Exchange Act of 1934, as amended.

          (w) "Share" means a share of the Common Stock, as adjusted in accordance with Section 13 below.

          (x) "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.


     3. Stock Subject to the Plan. Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 600,000 Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.


     If an Option expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an option exchange program authorized by the Administrator, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under the Plan shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if unvested Shares are repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.

     4. Administration of the Plan.

          (a) Initial Plan Procedure. Prior to the date, if any, upon which the Company becomes subject to the Exchange Act, the Plan shall be administered by the Board or the Compensation Committee appointed by the Board.

          (b) Plan Procedure after the Date, if any, upon Which the Company becomes Subject to the Exchange Act. With respect to Option grants made to Employees, Consultants or Non-Employee Directors, the Plan shall be administered by (A) the Board or (B) the Compensation Committee designated by the Board, which committee shall be constituted to satisfy the legal requirements, if any, relating to the administration of incentive stock option plans of state corporate and securities laws, of the Code, and of any stock exchange or national market system upon which the Common Stock is then listed or traded (the "Applicable Laws"). Once appointed, such Committee shall serve in its designated capacity until otherwise directed by the Board. The Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by Applicable Laws.

          (c) Powers of the Administrator. Subject to the provisions of the Plan and approval of any relevant authorities, including the approval, if required, of any stock exchange or national market system upon which the Common Stock is then listed, the Administrator shall have the authority, in its discretion:

             (i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(l) of the Plan;

             (ii) to select the Consultants and Employees to whom Options may from time to time be granted hereunder;

             (iii) to determine whether and to what extent Options are granted hereunder;

             (iv) to determine the number of shares of Common Stock to be covered by each such award granted hereunder;

             (v) to approve forms of agreement for use under the Plan;

             (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder. Such terms and conditions may include, but are not limited to, the exercise price, the time or times when Options may be exercised, any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or the Shares relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

             (vii) to determine whether and under what circumstances an Option may be settled in cash under Section 10(e) instead of Common Stock;

             (viii) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option has declined since the date the Option was granted;

             (ix) to provide for the early exercise of Options for the purchase of unvested Shares, subject to such terms and conditions as the Administrator may determine; and

             (x) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan.

          (d) Effect of Administrator's Decision. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Optionees and any other holders of any Options.

     5. Eligibility.

          (a) Nonstatutory Stock Options may be granted to Employees, Consultants and Non-Employee Directors. Incentive Stock Options may be granted only to Employees. An Employee, Consultant or Non-Employee Director who has been granted an Option may, if otherwise eligible, be granted additional Options.

          (b) Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options.

     For purposes of this Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

          (c) The Plan shall not confer upon any Optionee any right with respect to the continuation of the Optionee's employment or consulting relationship with the Company, nor shall it interfere in any way with the Optionee's right or the Company's right to terminate the Optionee's employment or consulting relationship at any time, with or without cause.

     6. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the stockholders of the Company, as described in Section 15 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 15 of the Plan.

     7. Term of Option. The term of each Option shall be the term stated in the Option Agreement; provided, however, that the term shall be no more than ten
(10) years from the date of grant thereof. However, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

     8. Option Exercise Price and Consideration.

          (a) The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Administrator, but shall be subject to the following:

             (i) In the case of an Incentive Stock Option

                (A) granted to an Employee who, at the time of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant.

                (B) granted to any Employee other than an Employee described in the preceding paragraph, the per Share exercise price shall be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

             (ii) In the case of a Nonstatutory Stock Option, the per share exercise price shall be determined by the Administrator but shall, in no event, be less than fifty percent (50%) of the Fair Market Value per Share on the date of grant.

          (b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (1) cash,
     (2) check, (3) promissory note, (4) other Shares which (x) in the case of Shares acquired upon exercise of an Option have been owned by the Optionee for more than six months on the date of surrender and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised, (5) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price, or (6) any combination of the foregoing methods of payment. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

     9. Grants to Non-Employee Directors. Notwithstanding any other provision of the Plan, each Non-Employee Director shall, on each date of election or re-election as a Board member be granted a Nonstatutory Stock Option for two thousand (2,000) Shares of Common Stock of the Company at an exercise price equal to eighty five percent (85%) of the Fair Market Value of the Shares at the end of the business day immediately preceding the date of election or re-election of the Non-Employee Director. Additionally, each Non-Employee Director serving more than a one (1) year term shall, on the date of each annual meeting of the Company's stockholders preceding each additional year of office, be granted an additional Nonstatutory Stock Option for two thousand (2,000) Shares of Common Stock of the Company at an exercise price equal to eighty five percent (85%) of the Fair Market Value of the Shares at the end of the business day immediately preceding the date of each meeting. Each such Option shall fully vest at the expiration of twelve (12) months from the date of the grant; provided further, that each Non-Employee Director holding office for all or part of the year prior to the annual stockholder meeting during 1998 shall be granted a Nonstatutory Stock Option for two thousand (2,000) Shares of Common Stock of the Company at an exercise price equal to eighty five percent (85%) of the Fair Market Value of the Shares at the end of the business day on September 22, 1997 for those Board members holding office on that date and each Non-Employee Director not holding office as of September 22, 1997 but holding office after that date but prior to the annual stockholder meeting during 1998 shall be granted a Nonstatutory Stock Option for two thousand (2,000) Shares of Common Stock of the Company at an exercise price equal to eighty five percent (85%) of the Fair Market Value of the Shares at the end of the business day immediately preceding the date of election. Each Option granted to a Non-Employee Director holding office for all or part of the year prior to the annual stockholder meeting during 1998 shall be subject to approval by the Company's stockholders at the annual stockholders meeting during 1998 and shall vest, if so approved by the stockholders, in full on the later of (i) the date of the Company's annual stockholder meeting during 1998 or (ii) six (6) months following the date such Option is granted. Each Non-Employee Director Option shall have a term of three
(3) years. Expiration of a Non-Employee Director's term of office shall not affect a Non-Employee Director's right to exercise its Option to the extent such Option is vested at any time prior to the expiration of the Director's term.

     10. Exercise of Option.

          (a) Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

     An Option may not be exercised for a fraction of a Share.

     An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Administrator, consist of any consideration and method of payment allowable under Section 8(b) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in
Section 13 of the Plan.

     Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          (b) Termination of Employment or Consulting Relationship. Upon termination of an Optionee's Continuous Status as an Employee or Consultant, other than upon the Optionee's death or Disability, the

     Optionee may exercise his or her Option, but only within such period of time as is specified in the Notice of Grant, and only to the extent that the Optionee was entitled to exercise it at the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). In the absence of a specified time in the Notice of Grant, the Option shall remain exercisable for three (3) months following the Optionee's termination. In the case of an Incentive Stock Option, such period of time for exercise shall not exceed three (3) months from the date of termination. If, on the date of termination, the Optionee is not entitled to exercise the Optionee's entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

     Notwithstanding the above, in the event of an Optionee's change in status from Consultant to Employee or Employee to Consultant, an Optionee's Continuous Status as an Employee or Consultant shall not automatically terminate solely as a result of such change in status. However, in such event, an Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option three months and one day following such change of status.

     The provisions of this Section 10(b) shall not be applicable to Non-Employee Directors.

          (c) Disability of Optionee. In the event of termination of an Optionee's Continuous Status as an Employee or Consultant as a result of his or her Disability, the Optionee may, but only within twelve (12) months from the date of such termination (and in no event later than the expiration date of the term of his or her Option as set forth in the Option Agreement), exercise the Option to the extent the Optionee was otherwise entitled to exercise it on the date of such termination. To the extent that the Optionee is not entitled to exercise the Option on the date of termination, or if the Optionee does not exercise the Option to the extent so entitled within the time specified herein, the Option shall terminate, and the Shares covered by the Option shall revert to the Plan.

          (d) Death of Optionee. In the event of the death of an Optionee, the Option may be exercised at any time within twelve (12) months following the date of death (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who has acquired the right to exercise the Option by bequest or inheritance, but only to the extent that the Optionee was entitled to exercise the Option at the date of death. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall immediately revert to the Plan. If, after death, the Optionee's estate or a person who acquires the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          (e) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

          (f) Rule 16b-3. Options granted to persons subject to Section 16(b) of the Exchange Act must comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

     11. Stock Withholding to Satisfy Withholding Tax Obligations. At the discretion of the Administrator, Optionees may satisfy withholding obligations as provided in this Section 11 When an Optionee incurs tax liability in connection with an Option which tax liability is subject to tax withholding under applicable tax laws, and the Optionee is obligated to pay the Company an amount required to be withheld under applicable tax laws, the Optionee may satisfy the withholding tax obligation by electing to have the Company withhold from the Shares to be issued upon exercise of the Option that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined (the "Tax Date").

     All elections by an Optionee to have Shares withheld for this purpose shall be made in writing in a form acceptable to the Administrator and shall be subject to the following restrictions:

          (a) the election must be made on or prior to the applicable Tax Date;

          (b) once made, the election shall be irrevocable as to the particular Shares of the Option as to which the election is made;

          (c) all elections shall be subject to the consent or disapproval of the Administrator.

     In the event the election to have Shares withheld is made by an Optionee and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, the Optionee shall receive the full number of Shares with respect to which the Option is exercised but such Optionee shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

     12. Transferability of Options and Rights. Incentive Stock Options granted under the Plan shall not be transferable otherwise than by will or the laws of descent and distribution, or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder. Incentive Stock Options shall be exercisable during the lifetime of the Employee only by the Employee or by the Employee's guardian or legal representative (unless such exercise would disqualify it as an Incentive Stock Option). Unless the Administrator otherwise provides in an agreement regarding the award of non-qualified stock options or rights (not granted in connection with an Incentive Stock Option), non-qualified stock options or rights (not granted in connection with Incentive Stock Options) may be transferred by the holder to Permitted Transferees, provided that there cannot be any consideration for the transfer.

     13. Adjustments Upon Changes in Capitalization or Merger.

          (a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

          (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until ten (10) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option will terminate immediately prior to the consummation of such proposed action.

          (c) Acquisition Events.

             (i) Consequences of Acquisition Events. Upon the occurrence of an Acquisition Event (as defined below), or the execution by the Company of any agreement with respect to an Acquisition Event, the Board shall take any one or more of the following actions with respect to then outstanding Options: (i) provide that outstanding Options shall be assumed or equivalent Options shall be substituted by the acquiring or succeeding entity (or an affiliate thereof), provided that any such Options substituted for Incentive Stock Options shall satisfy, in the determination of the Board, the requirements of Section 422(a) of the Code; (ii) upon written notice to the Optionees, provide that all then unexercised Options will become exercisable in full as of a specified date (the "Acceleration Date") prior to the Acquisition Event and will terminate immediately prior to the consummation of such Acquisition Event, except to the extent exercised by the Optionees between the Acceleration Date and the consummation of the Acquisition Event or (iii) in the event of an Acquisition Event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share of Common Stock surrendered pursuant to such Acquisition Event (the "Acquisition Price") provide that all outstanding Options shall terminate upon consummation of such Acquisition Event and each Optionee shall receive, in exchange therefor, a cash payment equal to the amount (if any) by which (A) the Acquisition Price multiplied by the number of shares of Common Stock subject to such outstanding Options (whether or not then exercisable), exceeds (B) the aggregate exercise price of such Options.

     An "Acquisition Event" shall mean: (a) any merger or consolidation which results in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or acquiring entity) less than 60% of the combined voting power of the voting securities of the Company or such surviving or acquiring entity outstanding immediately after such merger or consolidation; (b) any sale of all or substantially all of the assets of the Company; (c) the complete liquidation of the Company; or (d) the acquisition of "beneficial ownership" (as defined in Rule 13d-3 under the Exchange Act) of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities (other than through a merger or consolidation or an acquisition of securities directly from the Company) by any "person", as such term is used in Sections 13 (d) and 14 (d) of the Exchange Act other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any entity owned directly or indirectly by the stockholders of the Company in substantially the same proportion as their ownership of stock of the Company.

             (ii) Assumption of Options Upon Certain Events. The Board may grant options under the Plan in substitution for stock and stock-based awards held by employees of another entity who become Employees as a result of a merger or consolidation of the employing entity with the Company or the acquisition by the Company of property or stock of the employing entity. The substitute options shall be granted on such terms and conditions as the Board considers appropriate in the circumstances.

     14. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date on which the Administrator makes the determination granting such Option, or such other date as is determined by the Administrator. Notice of the determination shall be given to each Employee or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

     15. Amendment and Termination of the Plan.

          (a) Amendment and Termination. The Board may at any time amend, alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act or with Section 422 of the Code (or any other applicable law or regulation, including the requirements of any stock exchange or national market system upon which the Common Stock is then listed), the

     Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.

          (b) Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options already granted, and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

     16. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange or national market system upon which the Common Stock is then listed or traded, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

     17. Reservation of Shares. The Company, during the term of this Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     18. Agreements. Options shall be evidenced by written agreements in such form as the Administrator shall approve from time to time.

     19. Stockholder Approval. Continuance of the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such stockholder approval shall be obtained in the degree and manner required under applicable state and federal law and the rules of any stock exchange or national market system upon which the Common Stock is then listed or traded.

                             PEGASUS SYSTEMS, INC.
                         1997 AMENDED STOCK OPTION PLAN
                                NOTICE OF GRANT

     Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Notice of Grant.

[Optionee's Name and Address]

------------------------------------------------------------------------

     You have been granted an option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Stock Option Agreement, as follows:

Grant Number
------------------------------------------------------

Date of Grant
------------------------------------------------------

Vesting Commencement Date
------------------------------------------------------

Exercise Price per Share $
------------------------------------------------------

Total Number of Shares Granted
------------------------------------------------------

Total Exercise Price $
------------------------------------------------------

Type of Option:

     Incentive Stock Option
     -----------------------------------------------------------

     Nonstatutory Stock Option
     -----------------------------------------------------------

Term/Expiration Date:
------------------------------------------------------

                               Vesting Schedule:

     This Option may be exercised, in whole or in part, in accordance with the following schedule:

------------------------------------------------------

                              Termination Period:

     This Option may be exercised for three (3) months after termination of employment or consulting relationship, or such longer period as may be applicable upon death or Disability of Optionee as provided in the Plan, but in no event later than the Term/Expiration Date as provided above.

                             PEGASUS SYSTEMS, INC.
                         1997 AMENDED STOCK OPTION PLAN
                                OPTION AGREEMENT

     1. Grant of Option. Pegasus Systems, Inc. (the "Company"), hereby grants to the Optionee (the "Optionee") named in the Notice of Grant, an option (the "Option") to purchase the total number of shares of Common Stock (the "Shares") set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the "Exercise Price") subject to the terms, definitions and provisions of the 1997 Stock Option Plan (the "Plan") adopted by the Company, which is incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.

     If designated in the Notice of Grant as an Incentive Stock Option ("ISO"), this Option is intended to qualify as an Incentive Stock Option as defined in
Section 422 of the Code. However, if this Option is intended to be an Incentive Stock Option, to the extent that it exceeds the $100,000 rule of Code Section 422(d) it shall be treated as a Nonstatutory Stock Option ("NSO").

     2. Exercise of Option. This Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and with the provisions of Section 9 of the Plan as follows:

          (a) Right to Exercise.

             (i) This Option may not be exercised for a fraction of a Share.

             (ii) In the event of Optionee's death, disability or other termination of the Optionee's Continuous Status as an Employee or Consultant, the exercisability of the Option is governed by Sections 6, 7 and 8 below, subject to the limitation contained in subsection 2(i)(c).

             (iii) In no event may this Option be exercised after the date of expiration of the term of this Option as set forth in the Notice of Grant.

          (b) Method of Exercise. This Option shall be exercisable by written notice (in the form attached as Exhibit A) which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder's investment intent with respect to such shares of Common Stock as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment of the Exercise Price. This Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the Exercise Price.

     No Shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange or national market system upon which the Common Stock is then listed. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

     3. Optionee's Representations. In the event the Shares purchasable pursuant to the exercise of this Option have not been registered under the Securities Act of 1933, as amended, at the time this Option is exercised, Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit B.

     4. Lock-Up Period. Optionee hereby agrees that if so requested by the Company or any representative of the underwriters (the "Managing Underwriter") in connection with any registration of the offering of any securities of the Company under the Securities Act, Optionee shall not sell or otherwise transfer any Shares or other securities of the Company during the 180-day period (or such longer period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company) (the "Market Standoff Period") following the effective date of a registration statement of the Company filed under the Securities

Act; provided, however, that such restriction shall apply only to the first registration statement of the Company to become effective under the Securities Act that includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

     5. Method of Payment. Payment of the Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee:

          (a) cash; or

          (b) check; or

          (c) surrender of other shares of Common Stock of the Company which (A) in the case of Shares acquired pursuant to the exercise of a Company option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the Exercise Price of the Shares as to which the Option is being exercised; or

          (d) to the extent authorized by the Company, delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the Exercise Price.

     6. Restrictions on Exercise. This Option may not be exercised if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, including any rule under
Part 207 of Title 12 of the Code of Federal Regulations as promulgated by the Federal Reserve Board. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

     7. Termination of Relationship. In the event an Optionee's Continuous Status as an Employee or Consultant terminates, Optionee may, to the extent otherwise so entitled at the date of such termination (the "Termination Date"), exercise this Option during the Termination Period set out in the Notice of Grant. To the extent that Optionee was not entitled to exercise this Option at the date of such termination, or if Optionee does not exercise this Option within the time specified herein, the Option shall terminate.

     8. Disability of Optionee. Notwithstanding the provisions of Section 6 above, in the event of termination of an Optionee's Continuous Status as an Employee or Consultant as a result of his or her Disability, Optionee may, but only within twelve (12) months from the date of such termination (and in no event later than the expiration date of the term of such Option as set forth in the Notice of Grant) exercise the Option to the extent otherwise entitled to exercise it at the date of such termination. To the extent that Optionee is not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

     9. Death of Optionee. In the event of termination of Optionee's Continuous Status as an Employee or Consultant as a result of the death of Optionee, the Option may be exercised at any time within twelve (12) months following the date of death (but in no event later than the date of expiration of the term of this Option as set forth in Section 10 below), by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the Optionee could exercise the Option at the date of death.

     10. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by Optionee. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

     11. Term of Option. This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option. The limitations set out in Section 7 of the Plan regarding Options designated as Incentive Stock Options and Options granted to more than ten percent (10%) stockholders shall apply to this Option.

     12. Tax Consequences. Set forth below is a brief summary as of the date of this Option of some of the federal tax consequences of exercise of this Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

          (a) Exercise of an ISO. If this Option qualifies as an ISO, there will be no regular federal income tax liability upon the exercise of the Option, although the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price will be treated as an adjustment to the alternative minimum tax for federal tax purposes and may subject the Optionee to the alternative minimum tax in the year of exercise.

          (b) Exercise of an NSO. There may be a regular federal income tax liability upon the exercise of an NSO. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. If Optionee is an Employee, the Company will be required to withhold from Optionee's compensation or collect from Optionee and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

          (c) Disposition of Shares. In the case of an NSO, if Shares are held for at least one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes. In the case of an ISO, if Shares transferred pursuant to the Option are held for at least one year after exercise and are disposed of at least two years after the Date of Grant, any gain realized on disposition of the Shares will also be treated as long-term capital gain for federal income tax purposes. If Shares purchased under an ISO are disposed of within such one-year period or within two years after the Date of Grant, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the difference between the Exercise Price and the lesser of (1) the Fair Market Value of the Shares on the date of exercise, or (2) the sale price of the Shares.

          (d) Notice of Disqualifying Disposition of ISO Shares. If the Option granted to Optionee herein is an ISO, and if Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (1) the date two years after the Date of Grant, or (2) the date one year after the date of exercise, the Optionee shall immediately notify the Company in writing of such disposition. Optionee agrees that Optionee may be subject to income tax withholding by the Company on the compensation income recognized by the Optionee.

                                            Pegasus Systems, Inc.

                                            By:
                                              ----------------------------------

OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE OPTION HEREOF IS EARNED ONLY BY CONTINUING CONSULTANCY OR EMPLOYMENT AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS AGREEMENT, NOR IN THE COMPANY'S 1997 STOCK OPTION PLAN WHICH IS INCORPORATED HEREIN BY REFERENCE, SHALL CONFER UPON OPTIONEE ANY RIGHT WITH RESPECT TO CONTINUATION OF EMPLOYMENT OR CONSULTANCY BY THE COMPANY, NOR

SHALL IT INTERFERE IN ANY WAY WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S EMPLOYMENT OR CONSULTANCY AT ANY TIME, WITH OR WITHOUT CAUSE.

Optionee acknowledges receipt of a copy of the Plan and represents that he is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

Dated:

      ----------------------------------------------------

Optionee
Residence Address:

------------------------------------------------------

------------------------------------------------------

                               CONSENT OF SPOUSE

     The undersigned spouse of Optionee has read and hereby approves the terms and conditions of the Plan and this Option Agreement. In consideration of the Company's granting his or her spouse the right to purchase Shares as set forth in the Plan and this Option Agreement, the undersigned hereby agrees to be irrevocably bound by the terms and conditions of the Plan and this Option Agreement and further agrees that any community property interest shall be similarly bound. The undersigned hereby appoints the undersigned's spouse as attorney-in-fact for the undersigned with respect to any amendment or exercise of rights under the Plan or this Option Agreement.

                                            ------------------------------------
                                            Spouse of Optionee

                                   EXHIBIT A

                             PEGASUS SYSTEMS, INC.

                             1997 STOCK OPTION PLAN

                                EXERCISE NOTICE

Pegasus Systems, Inc.
3811 Turtle Creek Boulevard
Suite 1100
Dallas, Texas 75219
Attention: Secretary

     1. Exercise of Option. Effective as of today,             , 19  , the
undersigned ("Optionee") hereby elects to exercise Optionee's option to purchase shares of the Common Stock (the "Shares") of Pegasus Systems, Inc. (the "Company") under and pursuant to the 1997 Stock Option Plan, as amended (the "Plan") and the [ ] Incentive [ ] Nonstatutory Stock Option Agreement dated
          , 19  (the "Stock Option Agreement").

     2. Representations of Optionee. Optionee acknowledges that Optionee has received, read and understood the Plan and the Stock Option Agreement and agrees to abide by and be bound by their terms and conditions.

     3. Rights as Stockholder. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 12 of the Plan.

     Optionee shall enjoy rights as a stockholder until such time as Optionee disposes of the Shares or the Company and/or its assignee(s) exercises the Right of First Refusal hereunder. Upon such exercise, Optionee shall have no further rights as a holder of the Shares so purchased except the right to receive payment for the Shares so purchased in accordance with the provisions of this Agreement, and Optionee shall forthwith cause the certificate(s) evidencing the Shares so purchased to be surrendered to the Company for transfer or cancellation.

     4. Company's Right of First Refusal. Before any Shares held by Optionee or any transferee (either being sometimes referred to herein as the "Holder") may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section (the "Right of First Refusal").

          (a) Notice of Proposed Transfer. The Holder of the Shares shall deliver to the Company a written notice (the "Notice") stating: (i) the Holder's bona fide intention to sell or otherwise transfer such Shares;
     (ii) the name of each proposed purchaser or other transferee (the "Proposed Transferee"); (iii) the number of Shares to be transferred to each Proposed Transferee; and (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Shares (the "Offered Price"), and the Holder shall offer the Shares at the Offered Price to the Company or its assignee(s).

          (b) Exercise of Right of First Refusal. At any time within thirty (30) days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection (c) below.

          (c) Purchase Price. The purchase price (the "Purchase Price") for the Shares purchased by the Company or its assignee(s) under this Section shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Administrator in good faith.

          (d) Payment. Payment of the Purchase Price shall be made, at the option of the Company or its assignee(s), in cash, by check, by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within 30 days after receipt of the Notice or in the manner and at the times set forth in the Notice.

          (e) Holder's Right to Transfer. If all of the Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section, then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within 120 days after the date of the Notice and provided further that any such sale or other transfer is effected in accordance with any applicable securities laws and the Proposed Transferee agrees in writing that the provisions of this Section shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

          (f) Exception for Certain Family Transfers. Anything to the contrary contained in this Section notwithstanding, the transfer of any or all of the Shares during the Optionee's lifetime or on the Optionee's death by will or intestacy to the Optionee's immediate family or a trust for the benefit of the Optionee's immediate family shall be exempt from the provisions of this Section. "Immediate Family" as used herein shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister. In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Section, and there shall be no further transfer of such Shares except in accordance with the terms of this Section.

          (g) Termination of Right of First Refusal. The Right of First Refusal shall terminate upon the closing of the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended.

     5. Tax Consultation. Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee's purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

     6. Restrictive Legends and Stop-Transfer Orders.

          (a) Legends. Optionee understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by state or federal securities laws at the time of the issuance of the Shares:

     THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR THE ISSUER OF THE SHARES (THE "ISSUER") HAS RECEIVED AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER THAT SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE WITH THE ACT.

     THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND A RIGHT OF FIRST REFUSAL HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE EXERCISE NOTICE BETWEEN

     THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THE SHARES REPRESENTED HEREBY.

          (b) Stop-Transfer Notices. Optionee agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

          (c) Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

     7. Successors and Assigns. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Optionee and his or her heirs, executors, administrators, successors and assigns.

     8. Interpretation. Any dispute regarding the interpretation of this Agreement shall be submitted by Optionee or by the Company forthwith to the Administrator of the Plan, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Administrator shall be final and binding on the Company and on Optionee.

     9. Governing Law; Severability. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas excluding that body of law pertaining to conflicts of law. Should any provision of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

     10. Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail, with postage and fees prepaid, addressed to the other party at its address as shown below beneath its signature, or to such other address as such party may designate in writing from time to time to the other party.

     11. Further Instruments. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Agreement.

     12. Delivery of Payment. Optionee herewith delivers to the Company the full Exercise Price for the Shares.

     13. Lock-Up Period. Optionee hereby agrees that if so requested by the Company or any representative of the underwriters (the "Managing Underwriter") in connection with any registration of the offering of any securities of the Company under the Securities Act, Optionee shall not sell or otherwise transfer any Shares or other securities of the Company during the 180-day period (or such longer period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company) (the "Market Standoff Period") following the effective date of a registration statement of the Company filed under the Securities Act; provided, however, that such restriction shall apply only to the first registration statement of the Company to become effective under the Securities Act that includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

     14. Entire Agreement. The Plan, the Notice of Grant, and the Stock Option Agreement are incorporated herein by reference. This Agreement, the Plan, the Notice of Grant, the Stock Option Agreement and the Investment Representation Statement (if applicable) constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof.

                                            Submitted by: Accepted by:

                                            OPTIONEE: Pegasus Systems, Inc.

                                            By:
                                            ------------------------------------

                                            Its:
                                            ------------------------------------

                                            ------------------------------------
                                            (Signature)

                                            Address:
                                            ------------------------------------

                                            ------------------------------------

                                            ------------------------------------

                                   EXHIBIT B

                      INVESTMENT REPRESENTATION STATEMENT

OPTIONEE:

COMPANY:

SECURITY: COMMON STOCK

AMOUNT:

DATE:

     In connection with the purchase of the above-listed Securities, the undersigned Optionee represents to the Company the following:

     (a) Optionee is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Optionee is acquiring these Securities for investment for Optionee's own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act").

     (b) Optionee acknowledges and understands that the Securities constitute "restricted securities" under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Optionee's investment intent as expressed herein. In this connection, Optionee understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Optionee's representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future. Optionee further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Optionee further acknowledges and understands that the Company is under no obligation to register the Securities. Optionee understands that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company and any other legend required under then applicable state or federal securities laws.

     (c) Optionee is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to the Optionee, the exercise will be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including: (1) the resale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Exchange Act); and, in the case of an affiliate, (2) the availability of certain public information about the Company, (3) the amount of Securities being sold during any three month period not exceeding the limitations specified in Rule 144(e), and (4) the timely filing of a Form 144, if applicable.

     In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires the resale to occur not less than two years after the later of the date the Securities were sold by the Company or the date the Securities were sold by an affiliate of the Company, within the meaning of Rule 144; and, in the case of acquisition of the Securities by an affiliate, or by a non-affiliate who subsequently holds the

Securities less than three years, the satisfaction of the conditions set forth in sections (1), (2), (3) and (4) of the paragraph immediately above.

     (d) Optionee further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A under the Securities Act, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Optionee understands that no assurances can be given that any such other registration exemption will be available in such event.

                                            Signature of Optionee:

                                            ------------------------------------

                                            Date:           , 19
                                                  -------------------

                                   APPENDIX B

                             PEGASUS SYSTEMS, INC.
                       1997 EMPLOYEE STOCK PURCHASE PLAN

                                   ARTICLE I

                                    PURPOSE

1.1. PURPOSE.

     The Pegasus Systems, Inc. 1997 Employee Stock Purchase Plan (the "Plan") is intended to provide a method whereby employees of Pegasus Systems, Inc. and its subsidiary corporations (hereinafter referred to, unless the context otherwise requires, as the "Company") will have an opportunity to acquire a proprietary interest in the Company through the purchase of shares of the common stock of the Company. It is the intention of the Company to have the Plan qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The provisions of the Plan shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

                                   ARTICLE II

                                  DEFINITIONS

2.1. BASE PAY

     "Base Pay" shall mean regular straight-time earnings excluding payments for overtime, shift premium, bonuses and other special payments, commissions and other marketing incentive payments.

2.2. COMMITTEE

     "Committee" shall mean the individuals described in Article XI.

2.3. EMPLOYEE

     "Employee" means any person who is customarily employed on a full-time or part-time basis by the Company or Subsidiary Corporation and is regularly scheduled to work more than 20 hours per week and five months per year.

2.4. SUBSIDIARY CORPORATION

     "Subsidiary Corporation" shall mean any present or future corporation that
(i) would be a "subsidiary corporation" of Pegasus Systems, Inc., as that term is defined in Section 424 of the Code, and (ii) is designated as a participating employer under the Plan by the Committee.

                                  ARTICLE III

                         ELIGIBILITY AND PARTICIPATION

3.1. INITIAL ELIGIBILITY.

     Any Employee who shall have completed 90 days' employment and shall be employed by the Company on the date his or her participation in the Plan is to become effective shall be eligible to participate in offerings under the Plan which commence on or after such 90-day period has concluded.

3.2. LEAVE OF ABSENCE.

     For purposes of participation in the Plan, an Employee on leave of absence shall be deemed to remain an Employee for the first ninety (90) days of such leave of absence and such Employee's employment shall be deemed to have terminated at the close of business on the ninetieth day of such leave of absence unless such Employee shall have returned to regular full-time or part-time employment (as the case may be) prior to the close of business on such ninetieth day. Termination by the Company of any Employee's leave of absence, other than termination of such leave of absence on return to full-time or part-time employment, shall terminate an Employee's employment for all purposes of the Plan and shall terminate such Employee's participation in the Plan and right to exercise any option.

3.3. RESTRICTIONS ON PARTICIPATION.

     Notwithstanding any provisions of the Plan to the contrary, no Employee shall be granted an option to participate in the Plan:

     (a) if, immediately after the grant, such Employee would own stock, and/or hold outstanding options to purchase stock, possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company (for purposes of this paragraph, the rules of Section 424(d) of the Code shall apply in determining stock ownership of any Employee); or

     (b) that permits such Employee's rights to purchase stock under all employee stock purchase plans of the Company to accrue at a rate which exceeds $25,000 in fair market value of the stock (determined at the time such option is granted) for each calendar year in which such option is outstanding.

3.4. COMMENCEMENT OF PARTICIPATION.

     An eligible Employee may become a participant by completing an authorization for a payroll deduction on the form provided by the Company and filing it with the Company on or before the date set therefor by the Committee, which date shall be prior to the Offering Commencement Date for the Offering (as such terms are defined below). Payroll deductions for a participant shall commence on the applicable Offering Commencement Date when the authorization for a payroll deduction becomes effective and shall end on the Offering Termination Date of the Offering to which such authorization is applicable unless sooner terminated by the participant as provided in Article VIII. This sec.3.04 is subject to the Company's right to terminate the Plan as provided in sec.12.05.

                                   ARTICLE IV

                                   OFFERINGS

4.1. ANNUAL OFFERINGS.

     The Plan will be implemented by annual offerings of the Company's common stock (the "Offerings") beginning on each November 15 and terminating on the following November 14. As used in the Plan, "Offering Commencement Date" means the November 15 on which the particular Offering begins, and "Offering Termination Date" means the November 14 on which the particular Offering terminates.

                                   ARTICLE V

                               PAYROLL DEDUCTIONS

5.1. AMOUNT OF DEDUCTION.

     At the time of filing an authorization for payroll deduction, a participant shall elect to have deductions made from his or her pay on each payday while a participant in an Offering at the rate of any whole percentage (not to exceed 10%) of such Employee's Base Pay in effect at the Offering Commencement Date of such Offering. In the case of a part-time hourly Employee, such Employee's Base Pay during an Offering shall be determined by multiplying such Employee's hourly rate of pay in effect on the Offering Commencement Date by the number of regularly scheduled hours of work for such Employee during the Offering.

5.2. PARTICIPANT'S ACCOUNT.

     All payroll deductions made for a participant shall be credited to such participant's account under the Plan. A participant may not make any separate cash payment into such account except when on leave of absence, and then only as provided in sec.5.04.

5.3. CHANGES IN PAYROLL DEDUCTIONS.

     A participant may discontinue participation in the Plan as provided in
Article VIII, but no other change can be made during an Offering and, specifically, a participant may not alter the amount of payroll deductions for that Offering.

5.4. LEAVE OF ABSENCE.

     If a participant goes on a leave of absence, such participant may elect to:
(a) withdraw the balance in his or her account pursuant to sec.7.02, (b) discontinue contributions to the Plan but remain a participant in the Plan, or
(c) remain a participant in the Plan during such leave of absence, authorizing deductions to be made from payments by the Company to the participant during such leave of absence and undertaking to make cash payments to the Plan at the end of each payroll period to the extent that amounts payable by the Company to such participant are insufficient to meet such participant's authorized Plan deductions.

                                   ARTICLE VI

                               GRANTING OF OPTION

6.1. NUMBER OF OPTION SHARES.

     On the Commencement Date of each Offering, a participating Employee shall be deemed to have been granted an option to purchase a maximum number of shares of the stock of the Company equal to an amount determined as follows: an amount equal to (i) the percentage of the Employee's Base Pay that he or she elected to have withheld (but not in any case in excess of 10%) multiplied by (ii) the Employee's Base Pay during the period of the offering (iii) divided by 85% of the market value of the stock of the Company on the applicable Offering Commencement Date. The market value of the Company's stock shall be determined as provided in sec.6.02, below. An Employee's Base Pay during the period of an Offering shall be determined by multiplying his or her normal weekly rate of pay (as in effect on the last day prior to the Commencement Date of the particular Offering) by 52 or the hourly rate by 2080, as the case may be; provided that, in the case of a part-time Employee, the Employee's Base Pay during the period of an Offering shall be determined by multiplying such Employee's hourly rate by the number of regularly scheduled hours of work for such Employee during the Offering (or, for a part-time salaried employee, by multiplying such Employee's normal weekly rate of pay by the number of weeks such Employee is expected to work during the period of the Offering).

6.2. OPTION PRICE.

     The option price of stock purchased with payroll deductions made during such Offering for a participant therein shall be the lower of:

     (a) 85% of the closing price of the Company's common stock on the Offering Commencement Date or the nearest prior business day on which trading occurred on Nasdaq or any other national stock exchange; or

     (b) 85% of the closing price of the Company's common stock on the Offering Termination Date or the nearest prior business day on which trading occurred on Nasdaq or any other national stock exchange. If the common stock of the Company is not admitted to trading on any of the aforesaid dates for which closing prices of the stock are to be determined, then reference shall be made to the fair market value of the stock on that date, as determined on such basis as shall be established or specified for the purpose by the Committee.

                                  ARTICLE VII

                               EXERCISE OF OPTION

7.1. EXERCISE.

     Unless a participant gives written notice to the Company as hereinafter provided, his or her option to purchase stock with payroll deductions made during any Offering will be deemed to have been exercised automatically on the Offering Termination Date applicable to such Offering, for the purchase of the number of full shares of stock which the accumulated payroll deductions in his or her account at that time will purchase at the applicable option price. Alternatively, the participant may make a lump-sum payment of the exercise price. In no case, however, shall the participant purchase more shares than were granted pursuant to sec.6.01, and any excess in his or her account at that time will be returned to the participant.

7.2. WITHDRAWAL OF ACCOUNT.

     By written notice to the Company, at any time prior to the Offering Termination Date applicable to any Offering, a participant may elect to withdraw all the accumulated payroll deductions at such time.

7.3. FRACTIONAL SHARES.

     Fractional shares will not be issued under the Plan and any accumulated payroll deductions which would have been used to purchase fractional shares will be returned to any Employee promptly following the termination of an Offering.

7.4. TRANSFERABILITY OF OPTION.

     During a participant's lifetime, options held by such participant shall be exercisable only by that participant.

7.5. DELIVERY OF STOCK.

     As promptly as practicable after the Offering Termination Date of each Offering, the Company will deliver to each participant, as appropriate, the stock purchased upon exercise of the option.

                                  ARTICLE VIII

                                   WITHDRAWAL

8.1. IN GENERAL.

     As indicated in sec.7.02, a participant may withdraw payroll deductions credited to his or her account under the Plan at any time by giving written notice to the Company. All of the participant's payroll deductions credited to such participant's account will be paid promptly after receipt of notice of withdrawal, and no further payroll deductions will be allowed during such Offering. The Company may, at its option, treat any attempt to borrow by an Employee on the security of accumulated payroll deductions as an election, under sec.7.02, to withdraw such deduction.

8.2. EFFECT ON SUBSEQUENT PARTICIPATION.

     A participant's withdrawal from any Offering will not have any effect upon eligibility to participate in any succeeding Offering or in any similar plan which may hereafter be adopted by the Company.

8.3. TERMINATION OF EMPLOYMENT.

     Upon termination of the participant's employment for any reason, including retirement (but excluding death while in the employ of the Company or continuation of a leave of absence for a period beyond 90 days), the payroll deductions credited to such participant account will be returned, or, in the case of death subsequent to the termination of employment, to the person or persons entitled thereto under sec.12.01.

8.4. TERMINATION OF EMPLOYMENT DUE TO DEATH.

     Upon termination of the participant's employment because of death, his or her beneficiary (as defined in sec.12.01) shall have the right to elect, by written notice given to the Company prior to the earlier of the Offering Termination Date or the expiration of a period of sixty (60) days commencing with the date of the death of the participant, either to:

     (a) withdraw all of the payroll deductions credited to the participant's account under the Plan, or

     (b) exercise the participant's option for the purchase of stock on the Offering Termination Date next following the date of the participant's death for the purchase of the number of full shares of stock which the accumulated payroll deductions in the participant's account at the date of the participant's death will purchase at the applicable option price, and any excess in such account will be returned to said beneficiary.

     In the event that no such written notice of election shall be duly received by the office of the Company, the beneficiary shall automatically be deemed to have elected, pursuant to paragraph (b), to exercise the participant's option.

8.5. LEAVE OF ABSENCE.

     A participant on leave of absence shall, subject to the election made by such participant pursuant to sec.5.04, continue to be a participant in the Plan so long as such participant is on continuous leave of absence. A participant who has been on leave of absence for more than ninety days and who therefore is not an Employee for the purpose of the Plan shall not be entitled to participate in any offering commencing after the ninetieth day of such leave of absence. Notwithstanding any other provisions of the Plan, unless a participant on leave of absence returns to regular full-time or part-time employment with the Company at the earlier of: (a) the termination of such leave of absence or (b) three months from the ninetieth day of such leave of absence, such participant's participation in the Plan shall terminate on whichever of such dates first occurs.

                                   ARTICLE IX

                                    INTEREST

9.1. PAYMENT OF INTEREST.

     Interest shall be paid on amounts contributed to the Plan that were not used to purchase shares of the Company's common stock. Such amounts will be deemed to have earned simple interest during the period from the date of withholding to the date of return at the regular passbook savings account rates per annum in effect at the NationsBank, during the applicable offering period or, if such rates are not published or otherwise available for such purpose, at the regular passbook savings account rates per annum in effect during such period at another major commercial bank selected by the Committee.

                                   ARTICLE X

                                     STOCK

10.1. MAXIMUM SHARES.

     The maximum number of shares which shall be issued under the Plan, subject to adjustment upon changes in capitalization of the Company as provided in sec.12.04 shall not to exceed 500,000 for all Offerings. If the total number of shares for which options are exercised on any Offering Termination Date in accordance with Article VI exceeds the maximum number of shares for the applicable offering, the Company shall make a pro rata allocation of the shares available for delivery and distribution in as nearly a uniform manner as shall be practicable and as it shall determine to be equitable, and the balance of payroll deductions credited to the account of each participant under the Plan shall be returned to him or her as promptly as possible.

10.2. PARTICIPANT'S INTEREST IN OPTION STOCK.

     The participant will have no interest in stock covered by an option until such option has been exercised.

10.3. REGISTRATION OF STOCK.

     Stock to be delivered to a participant under the Plan will be registered in the name of the participant, or, if the participant so directs by written notice to the Company prior to the Offering Termination Date applicable thereto, in the names of the participant and one such other person as may be designate by the participant, as joint tenants with rights of survivorship or as tenants by the entireties, to the extent permitted by applicable law.

10.4. RESTRICTIONS ON EXERCISE.

     The Board of Directors may, in its discretion, require as conditions to the exercise of any option that the shares of common stock reserved for issuance upon the exercise of the option shall have been duly listed, upon official notice of issuance, upon a stock exchange, and that either:

     (a) a Registration Statement under the Securities Act of 1933, as amended, with respect to said shares shall be effective, or

     (b) the participant shall have represented at the time of purchase, in form and substance satisfactory to the Company, that such participant intends to purchase the shares for investment and not for resale or distribution.

                                   ARTICLE XI

                                 ADMINISTRATION

11.1. APPOINTMENT OF COMMITTEE.

     The Board of Directors shall appoint a committee (the "Committee") to administer the Plan, which shall consist of no fewer than three members of the Board of Directors. No member of the Committee shall be eligible to purchase stock under the Plan.

11.2. AUTHORITY OF COMMITTEE.

     Subject to the express provisions of the Plan, the Committee shall have plenary authority in its discretion to interpret and construe any and all provisions of the Plan, to adopt rules and regulations for administering the Plan, and to make all other determinations deemed necessary or advisable for administering the Plan. The Committee's determination on the foregoing matters shall be conclusive.

11.3. RULES GOVERNING THE ADMINISTRATION OF THE COMMITTEE.

     The Board of Directors may from time to time appoint members of the Committee in substitution for or in addition to members previously appointed and may fill vacancies, however caused, in the Committee. The Committee may select one of its members as its Chairman and shall hold its meetings at such times and places as it shall deem advisable and may hold telephonic meetings. A majority of its members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. The Committee may correct any defect or omission or reconcile any inconsistency in the Plan, in the manner and to the extent is shall deem desirable. Any decision or determination reduced to writing and signed by a majority of the members of the Committee shall be as fully effective as if it had been made by a majority vote at a meeting duly called and held. The Committee may appoint a secretary and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

                                  ARTICLE XII

                                 MISCELLANEOUS

12.1. DESIGNATION OF BENEFICIARY.

     A participant may file a written designation of a beneficiary who is to receive any stock and/or cash. Such designation of beneficiary may be changed by the participant at any time by written notice to the Company. Upon the death of a participant and upon receipt by the Company of proof of identity and existence at the participant's death of a beneficiary validly designated by him under the Plan, the Company shall deliver such stock and/or cash to such beneficiary. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such stock and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such stock and/or cash to the spouse or to any one or more dependents of the participant as the Company may designate. No beneficiary shall, prior to the death of the participant by whom he has been designated, acquire any interest in the stock or cash credited to the participant under the Plan.

12.2. TRANSFERABILITY.

     Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive stock under the Plan may be assigned, transferred, pledged, or otherwise disposed of in any way by the participant other than by will or the laws of descent and distribution. Any such attempted assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with sec.7.02.

12.3. USE OF FUNDS.

     All payroll deductions received or held by the Company under this Plan may be used by the Company for any corporate purpose and the Company shall be not be obligated to segregate such payroll deductions.

12.4. ADJUSTMENT UPON CHANGES IN CAPITALIZATION.

     (a) If, while any options are outstanding, the outstanding shares of common stock of the Company have increased, decreased, changed into, or been exchanged for a different number or kind of shares or securities of the Company through reorganization, merger, recapitalization, reclassification, stock split, reverse stock split or similar transaction, appropriate and proportionate adjustments may be made by the Committee in the number and/or kind of shares which are subject to purchase under outstanding options and on the option exercise price or prices applicable to such outstanding options. In addition, in any such event, the number and/or kind of shares which may be offered in the Offerings described in Article IV hereof shall also be proportionately adjusted. No adjustments shall be made for stock dividends. For the purposes of this paragraph, any distribution of shares to shareholders in an amount aggregating 20% or more of the outstanding shares shall be deemed a stock split and any distributions of shares aggregating less than 20% of the outstanding shares shall be deemed a stock dividend.

     (b) Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation, or upon a sale of substantially all of the property or stock of the Company to another corporation, the holder of each option then outstanding under the Plan will thereafter be entitled to receive at the next Offering Termination Date upon the exercise of such option for each share as to which such option shall be exercised, as nearly as reasonable may be determined, the cash, securities and/or property which a holder of one share of the Common stock was entitled to receive upon and at the time of such transaction. The Board of Directors shall take such steps in connection with such transactions as the Board shall deem necessary to assure that the provisions of this sec.12.04 shall thereafter be applicable, as nearly as reasonable may be determined, in relation to the said cash, securities and/or property as to which such holder of such option might thereafter be entitled to receive.

12.5. AMENDMENT AND TERMINATION.

     The Board of Directors shall have complete power and authority to terminate or amend the Plan; provided, however, that the Board of Directors shall not, without the approval of the stockholders of the Corporation (i) increase the maximum number of shares which may be issued under any Offering (except pursuant to sec.12.04); or (ii) amend the requirements as to the class of employees eligible to purchase stock under the Plan or permit the members of the Committee to purchase stock under the Plan. No termination, modification, or amendment of the Plan may, without the consent of an Employee then having an option under the Plan to purchase stock, adversely affect the rights of such Employee under such option.

12.6. EFFECTIVE DATE.

     The Plan shall be effective as of September 23, 1997, subject to approval by the holders of the majority of the common stock present and represented at a special or annual meeting of the shareholders (or by any other method of approval adequate under Texas state law). If the Plan is not so approved within 12 months of the date the Plan is adopted by the Company's board of directors, the Plan shall be deemed to have not become effective.

12.7. NO EMPLOYMENT RIGHTS.

     The Plan does not, directly or indirectly, create any right for the benefit of any Employee or class of Employees to purchase any shares under the Plan, or create in any Employee or class of Employees any right with respect to continuation of employment by the Company, and it shall not be deemed to interfere in any way with the Company's right to terminate, or otherwise modify, an Employee's employment at any time.

12.8. EFFECT OF PLAN.

     The provisions of the Plan shall, in accordance with its terms, be binding upon, and inure to the benefit of, all successors of each Employee participating in the Plan, including, without limitation, such Employee's estate and the executors, administrators or trustees thereof, heirs and legatees, and any receiver, trustee in bankruptcy or representative of creditors of such Employee.

12.9. NOTICES.

     All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, that is designated by the Company from time to time for the receipt thereof, and, in the absence of such a designation, the Company's Human Resources Department.

12.10. GOVERNING LAW.

     The law of the State of Texas will govern all matters relating to this Plan except to the extent it is superseded by the laws of the United States.

                                    PROXY

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                            PEGASUS SYSTEMS, INC.



    The undersigned hereby appoints John F. Davis, III, Jerome L. Galent and Ric L. Floyd or any one of them, as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse side, all of the shares of Common Stock of Pegasus Systems, Inc., held of record by the undersigned on March 25, 1998, at the Annual Meeting of stockholders to be held on May 5, 1998, or any adjournment thereof.

    THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE NOMINEES AND THE PROPOSALS LISTED HEREON. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE NOMINEES AND THE PROPOSALS.

                          (PLEASE SEE REVERSE SIDE)



-------------------------------------------------------------------------------
                             FOLD AND DETACH HERE



                     Please mark
                     your votes as             /X/
                     indicated in
                     this example


1.  To elect three Directors:

FOR all nominees       WITHHOLD
listed to the right      AUTHORITY
(except as marked      to vote for all
to the contrary)        nominees listed

     /   /                     /   /


2. Proposal to approve amendment to the Second Amended and Restated Certificate of Incorporation.

    FOR                    AGAINST                    ABSTAIN
    /  /                   /   /                      /   /


INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW:

Robert E. Dirks, William C. Hammett, Jr., Thomas F. O'Toole


3.  Proposal to approve amendments to the 1997 Stock Option Plan.

    FOR                    AGAINST                    ABSTAIN
    /  /                   /   /                      /   /


4.  Proposal to approve the adoption of the
    1997 Employee Stock Purchase Plan.

    FOR                    AGAINST                    ABSTAIN
    /  /                   /   /                      /   /


5. In their discretion to vote upon such other business as may properly come before the meeting.

    FOR                    AGAINST                    ABSTAIN
   /  /                    /   /                      /   /









                                    DATED:__________________, 1998


                                    --------------------------------------------
                                    (SIGNATURE OF STOCKHOLDER)

                                    --------------------------------------------
                                    (SIGNATURE IF HELD JOINTLY)

                                    PLEASE SIGN EXACTLY AS NAME APPEARS HEREON.
                                    WHEN SHARES ARE HELD BY JOINT TENANTS BOTH
                                    SHOULD SIGN. WHEN SIGNING AS ATTORNEY,
                                    EXECUTOR, ADMINISTRATOR, TRUSTEE OR
                                    GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF
                                    A CORPORATION, PLEASE SIGN FULL CORPORATE
                                    NAME BY PRESIDENT OR OTHER AUTHORIZED
                                    OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN
                                    PARTNERSHIP NAME BY AUTHORIZED PERSON.